UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 – September 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Master Intermediate Income Trust

Annual report
9 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 21

Message from the Trustees

November 18, 2021

Dear Fellow Shareholder:

In the final months of the year, markets may be at a crossroads. The Federal Reserve is poised to begin reducing its monthly purchases of Treasury and mortgage-backed bonds, a program that has been in place since early 2020. Congress is considering major legislation to support infrastructure projects, which may include both higher tax rates and borrowing. Also of note, companies continue to respond creatively to the evolving challenges of the Covid-19 pandemic.

The investment landscape could change in the months ahead, as often occurs in a dynamic economy. Be assured that Putnam’s research teams will actively analyze new opportunities and risks that might emerge. They will work to uncover investment potential others may miss as they select securities for your fund.

Thank you for investing with Putnam.

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 30 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

2 Master Intermediate Income Trust

Allocations are shown as a percentage of the fund’s net assets as of 9/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/21. See above and pages 12–13 for additional fund performance information. Index descriptions can be found on pages 20–21.

All Bloomberg indices provided by Bloomberg Index Services Limited.

4 Master Intermediate Income Trust

Mike, what was the fund’s investment environment like during the reporting period?

Early in the period, the recovery from the Covid-19-induced market upheaval continued. As 2020 came to a close, news of multiple vaccines stirred hopes of returning to more regularity in the economy, markets, and society in 2021. Early in the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery. A $1.9 trillion aid package signed into law by President Biden in March provided a further boost to market sentiment.

A massive rollout of Covid-19 vaccines during the second quarter of 2021 led to an almost full reopening of the U.S. economy. With things slowly returning to normal, pent-up consumer demand, combined with fiscal and monetary stimulus, fueled a robust economic rebound.

We had to navigate a number of uncertainties during the latter months of the period. These included an uptick in Delta-variant Covid-19 cases alongside concerns that higher inflation —driven, in part, by surging energy prices — would persist longer than initially expected. Investors also began anticipating when the U.S. Federal Reserve would start reducing the vast

Master Intermediate Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

bond-buying program it launched to help support the economy as lockdowns impeded growth last year. Uncertainty in Washington over the coming U.S. House of Representatives vote on a $1 trillion infrastructure bill weighed on investors’ minds as well.

Within this environment, risk-driven assets performed well overall but pulled back late in the period. Convertible securities generated some of the strongest gains, given their hybrid stock/bond structure. High-yield corporate credit also registered a solid advance, driven by a recovery in the energy sector. Conversely, longer-term U.S. Treasuries and other government securities lagged against the backdrop of sharply rising bond yields during the first quarter of 2021 and again in late September.

Which holdings and strategies drove the fund’s performance during the period?

First off, I think it’s important to highlight that the fund continued to invest outside the constraints of traditional fixed-income benchmarks, seeking what we view as the best investment opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity. During the period, the fund underperformed its Lipper category. This was driven by performance in specific investment strategies discussed below, along with structural differences relative to other funds in the category.

In terms of specific strategies, our corporate credit holdings — primarily high-yield bonds and convertible securities — added the most value this period. Reflecting investors’ willingness to assume risk in exchange for greater potential return, spreads on corporate securities tightened substantially during the period. Meanwhile, convertible securities benefited from stock market strength. By way of explanation, spreads are the yield advantage investors earn on credit-sensitive bonds over comparable-maturity Treasuries. Bond prices

6 Master Intermediate Income Trust

rise as yield spreads tighten and decline as spreads widen.

Mortgage credit holdings also meaningfully contributed to fund performance, led by our exposure to commercial mortgage-backed securities [CMBS]. Lower volatility, strong demand from investors, and better overall fundamentals boosted the sector following significant volatility in the first half of 2020.

Positions in agency credit-risk transfer [CRT] securities also aided performance. A variety of factors helped agency CRTs, including housing-related Covid-19 government policy measures, housing market strength, and optimism about the reopening of the economy. During the summer, the sector also received a lift from reduced uncertainty about the effects a government-mandated mortgage-forbearance program would have on CRT cash flows.

Holdings of emerging market debt across a number of countries provided a further notable boost to performance. Investments in the Ivory Coast, Senegal, Argentina, and Mexico were the top contributors to performance during the period. As noted above, the sector rallied in step with healthier risk dynamics and demand for higher-yielding securities.

What about detractors during the period?

Our interest-rate and yield-curve strategy was the primary detractor. The portfolio was positioned to benefit if inflation declined and real interest rates rose. Unfortunately, the opposite occurred during the period. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.] Our interest-rate and yield-curve strategy is intended to provide a degree of protection against underperformance of risk-based assets. Historically, nearly all episodes of risk-asset underperformance occurred during periods of

Top holdings

	% of fund’s	Coupon	Maturity
	net assets	(%)	date
Government Sector
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS	0.77%	5.25%	2030
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS	0.66%	5.375%	2024
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS	0.55%	4.75%	2026
Securitized Sector
Countrywide Alternative Loan Trust FRB Ser. 06-OA10, Class 4A1,	0.83%	0.466%	2046
(1 Month US LIBOR + 0.38%)
Federal National Mortgage Association REMICs Ser. 20-75, Class MI, IO	0.66%	4.00%	2050
Federal National Mortgage Association Connecticut Avenue Securities	0.62%	12.366%	2028
FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%)
Credit Sector
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB	0.66%	5.95%	2031
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds	0.50%	5.375%	2029
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes	0.46%	5.60%	2031

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust 7

declining inflation or rising real interest rates. However, the Fed’s ongoing bond-buying program has disrupted these typical patterns, in our view. Looking ahead, we believe the tapering of Fed bond purchases may aid the performance of our interest-rate and yield-curve strategy.

Strategies targeting prepayment risk also hampered performance, mostly in the second half of the period. Homeowners have been refinancing mortgages faster than market expectations throughout 2021, placing pressure on our positions in agency interest-only collateralized mortgage obligations [IO CMOs] and inverse interest-only securities [IOs]. Spreads on IO CMOs and inverse IOs widened meaningfully in April and May, as mortgage providers stepped up efforts to attract borrowers who had not refinanced their loans.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.] We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our holdings of CMOs, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

As of period-end, many experts had somewhat moderated their expectations for U.S. economic growth. However, we believe gross domestic product will continue to grow at a rate above the longer-term trend into 2022. We were encouraged that, as of September 30, 2021, U.S. cases of, and hospitalizations from, Covid-19 continued to steadily decline. In our view, the country seems to be moving past a July surge caused by the highly transmissible Delta variant.

We think these factors will support continued solid growth in corporate earnings. Strong cash-flow generation has helped boost companies’ earnings and enabled them to reduce debt, creating an overall positive backdrop for credit fundamentals, in our view.

Near the end of the period, the Fed indicated it was ready to begin reversing its pandemic stimulus programs as early as November and was considering raising its target for short-term interest rates next year. Given the Fed’s shift in tone, we think less bond buying by the central bank is likely to nudge both real and nominal Treasury yields higher in the months ahead. That said, we think the trend toward higher rates will be gradual as bond investors adjust their growth and inflation outlooks, leading to periods of market volatility.

What are your current views on the various sectors in which the fund invests?

Looking first at corporate credit, we have a positive outlook for the fundamentals and overall supply-and-demand backdrop of

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust 9

high-yield bonds. Our view on valuation is more neutral, however, given the relative tightness of yield spreads as of period-end. Within the high-yield market, we are continuing to closely monitor issuers’ balance sheets and liquidity metrics, with an eye toward default risk or a credit-rating downgrade.

In the CMBS market, we believe there are attractive risk-adjusted investment opportunities available amid an improving fundamental backdrop. We continue to find value among issues that have been on the market for a few years. At the same time, we are also investing in newer issues backed by relatively long leases and what we consider to be strong underwriting.

Within residential mortgage credit, given low mortgage rates, high demand, and a declining inventory of available homes, we think home prices are likely to continue rising. Even with tighter yield spreads, we are finding value in investment-grade securities backed by non-agency residential loans, along with legacy residential mortgage-backed securities and lower-quality segments of the agency CRT market.

Despite the challenging environment for prepayment-related strategies so far in 2021, we continue to have conviction in this allocation for both its return potential and diversification benefits. In our view, IO CMOs and other types of prepayment-related securities offer attractive risk-adjusted return potential at current price levels if refinancing activity recedes and mortgage prepayment speeds slow.

In emerging markets, we are seeking opportunities in countries that we think are better positioned to benefit from a global recovery and are less exposed to domestic policy risks.

What were the fund’s distributions during the period?

The fund’s distributions are fixed at a targeted rate. The targeted rate is not expected to vary with each distribution but may change from

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares —which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Master Intermediate Income Trust

time to time. During the last fiscal year, the fund made monthly distributions totaling $0.06 per share from October 2020 to November 2020 and totaling $0.22 per share from December 2020 to September 2021. These distributions were characterized as $0.031 per share of net investment income and $0.249 per share return of capital. Of the fund’s return of capital, $0.092 was the result of the fund’s targeted distribution policy, while $0.157 was due to swap and foreign currency losses during the fiscal year. Distributions of capital decrease the fund’s total assets and total assets per share and, therefore, could have the effect of increasing the fund’s expense ratio. In general, the policy of fixing the fund’s distributions at a targeted rate does not affect the fund’s investment strategy. However, in order to make these distributions, on occasion the fund may have to sell portfolio securities at a less-than-opportune time. [Please see the Distributions to shareholders note on page 117 for more information on fund distributions.]

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

Due to a reduced level of portfolio income, the fund decreased its targeted distribution rate in December 2020. The fund currently expects to make monthly distributions of $0.022 per share, down from $0.030 per share. The fund’s targeted distribution rate may change from time to time or be discontinued, depending on market conditions and other factors.

Master Intermediate Income Trust 11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2021, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/21

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year
Net asset value	5.71%	44.12%	3.72%	17.62%	3.30%	2.53%	0.84%	1.18%
Market price	5.96	58.02	4.68	30.80	5.52	12.55	4.02	5.82

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 9/30/21

	Annual
	average
	Life of fund
	(since		Annual		Annual		Annual
	4/29/88)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA U.S. Treasury
Bill Index*	—	6.73%	0.65%	6.02%	1.18%	3.75%	1.24%	0.07%
Bloomberg Government/
Credit Bond Index	6.12%	37.50	3.24	17.27	3.24	18.90	5.94	–1.13
FTSE Non-U.S. World
Government Bond Index	4.90	5.08	0.50	3.83	0.76	8.91	2.89	–3.41
JPMorgan Global High
Yield Index†	—	104.29	7.40	36.76	6.46	21.33	6.66	11.48
Lipper Closed-end
General Bond Funds	7.99	138.72	8.65	43.98	7.34	21.47	6.90	14.69
category average‡

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the inception of the fund.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/21, there were 62, 45, 30, 19, and 5 funds, respectively, in this Lipper category.

12 Master Intermediate Income Trust

Past performance does not indicate future results.

Fund price and distribution information For the 12-month period ended 9/30/21

Distributions
Number		12
Income		$0.030665
Capital gains		—
Return of capital*		0.249335
Total		$0.280000
Share value	NAV		Market price
9/30/20	$4.30		$4.11
9/30/21	4.08		4.07
Current dividend rate†	6.47%		6.49%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 126.

† Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Master Intermediate Income Trust 13

Information about the fund’s goal, investment strategies,
principal risks, and fundamental investment policies

Goal

The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s main investment strategies and related risks

This section contains detail regarding the fund’s main investment strategies and the related risks you face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

We pursue the fund’s goal by investing mainly in bonds, securitized debt instruments (such as residential mortgage-backed securities and commercial mortgage-backed securities, and other obligations of companies and governments worldwide that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”), that have intermediate-to long-term maturities (three years or longer), and that are from multiple sectors. The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for hedging and non-hedging purposes and to obtain leverage.

The fund currently has significant investment exposure to CMBS, which are subject to risks associated with the commercial real estate markets and the servicing of mortgage loans secured by commercial properties. During periods of difficult economic conditions, delinquencies and losses on CMBS in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The fund achieves exposure to CMBS via cash securities and CMBX, an index that references a basket of CMBS.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Investments rated below BBB or its equivalent are below investment-grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current

14 Master Intermediate Income Trust

financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt.

We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the fund invests. This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

• Foreign investments. We consider any securities issued by a foreign government or a supranational organization (such as the World Bank) or denominated in a foreign currency to be securities of a foreign issuer. In addition, we consider an issuer to be a foreign issuer if we determine that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. Foreign investments involve certain special risks, including: — Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

— Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

— Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial

Master Intermediate Income Trust 15

reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.

— Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

— Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

— Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

— Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.- traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, certain foreign currency transactions and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives for hedging and non-hedging purposes and to obtain leverage. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

• Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate, such as the London Inter-Bank Offered Rate or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below-investment-grade in quality, many also are senior in rank in the event of bankruptcy to most other securities of the borrower, such as common stock or public

16 Master Intermediate Income Trust

bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that the fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.

• Liquidity and illiquid investments. We may invest the fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war); and factors related to a specific issuer, asset class, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks may be exacerbated during economic downturns or other periods of economic stress.

The novel coronavirus (Covid-19) pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The Covid-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi-governmental authorities and regulators

Master Intermediate Income Trust 17

throughout the world in response to the Covid-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the Covid-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on the fund’s investments. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund.

• Focused investment risk. Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. The fund currently has significant investment exposure to private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which makes the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends.

Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers.

Because the fund currently has significant investment exposure to commercial mortgage-backed securities, the fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

• Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence and effects.

• Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws,

18 Master Intermediate Income Trust

and assignments of and participations in fixed and floating rate loans. The fund may also loan portfolio securities to earn income.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the fund’s prospectus, statement of additional information or shareholder report and is otherwise still in effect.

The fund’s fundamental investment policies

The fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund (which is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy). The fund may not:

1. Borrow money or issue senior securities (as defined in the 1940 Act), except as permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act or (iii) any applicable exemption from the provisions of the 1940 Act.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies or instrumentalities, or of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries).

9. Invest in the securities of registered open-end investment companies, except as they may be acquired as part of a reorganization or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers’ commissions.

Master Intermediate Income Trust 19

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

20 Master Intermediate Income Trust

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

FTSE® Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues comprise both developed and emerging markets.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

FTSE® Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Master Intermediate Income Trust 21

Other information for shareholders

Important notice regarding share repurchase program

In September 2021, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2021, up to 10% of the fund’s common shares outstanding as of September 30, 2021.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semian-nual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2021, Putnam employees had approximately $562,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

22 Master Intermediate Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Master Intermediate Income Trust 23

Summary of Putnam closed-end funds’ amended and restated
dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

24 Master Intermediate Income Trust

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Master Intermediate Income Trust 25

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

26 Master Intermediate Income Trust

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across

Master Intermediate Income Trust 27

different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 52,

28 Master Intermediate Income Trust

35 and 29 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods ended December 31, 2020 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was driven by significant underperformance in the securitized sector in 2020, which resulted from the outsized impact of the Covid-19 pandemic on the commercial mortgage space. The Trustees also noted Putnam Management’s view that the commercial real estate sector was not supported by monetary and fiscal policies to the same extent as other sectors and did not recover as strongly from the downturn in March 2020. The Trustees considered Putnam Management’s observation that several of the fund’s other sector exposures and strategies had performed well in 2020, including the fund’s prepayment strategy and corporate credit exposure. The Trustees noted Putnam Management’s view that the fund’s underperformance relative to its Lipper peer group over the three-year and five-year periods was also affected by the small size and heterogeneity of the peer group, resulting in less precise performance comparisons between the fund and the peer group.

In addition, the Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV, which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for

Master Intermediate Income Trust 29

such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

30 Master Intermediate Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Master Intermediate Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Master Intermediate Income Trust (the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 12, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 18, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

32 Master Intermediate Income Trust

The fund’s portfolio 9/30/21

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (52.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 5/20/49 to 5/20/49	$64,939	$74,299
5.00%, with due dates from 5/20/49 to 3/20/50	190,966	211,655
3.50%, with due dates from 9/20/49 to 3/20/50	958,731	1,032,259
		1,318,213
U.S. Government Agency Mortgage Obligations (51.8%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	74,742	82,966
4.50%, 5/1/49	17,756	19,397
Uniform Mortgage-Backed Securities
5.50%, TBA, 10/1/51	3,000,000	3,355,409
4.50%, TBA, 10/1/51	4,000,000	4,325,781
4.00%, TBA, 10/1/51	33,000,000	35,360,272
3.50%, TBA, 10/1/51	24,000,000	25,397,803
3.00%, TBA, 11/1/51	4,000,000	4,181,090
3.00%, TBA, 10/1/51	22,000,000	23,023,497
2.50%, TBA, 11/1/51	3,000,000	3,087,305
2.50%, TBA, 10/1/51	9,000,000	9,280,196
		108,113,716
Total U.S. government and agency mortgage obligations (cost $109,431,025)		$109,431,929

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Inflation Index Notes 0.25%, 7/15/29 [i]	$148,305	$176,249
U.S. Treasury Notes
1.125%, 2/28/27 [i]	71,000	71,321
0.75%, 4/30/26 [i]	133,000	132,404
U.S. Treasury Strip, zero %, 11/15/24 [i]	134,000	131,927
Total U.S. treasury obligations (cost $511,901)		$511,901

MORTGAGE-BACKED SECURITIES (49.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (27.9%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 6.566%, 4/15/40	$791,176	$79,268
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 9/25/50	5,787,894	1,096,111
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.116%, 12/15/47	1,067,142	155,483
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 8/15/56	2,967,642	686,505
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 4/15/47	649,921	132,148
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 7/25/50	5,040,237	964,747
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 1/25/50	3,970,200	683,753

Master Intermediate Income Trust 33

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 4813, IO, 5.50%, 8/15/48	$1,479,146	$322,423
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	733,921	115,005
REMICs Ser. 5152, Class MI, IO, 4.50%, 10/25/51	5,943,000	1,020,215
REMICs Ser. 5091, Class IL, IO, 4.50%, 3/25/51	4,250,064	634,542
REMICs Ser. 5049, Class AI, IO, 4.50%, 12/25/50	3,308,993	627,584
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	2,995,941	443,101
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	3,804,073	583,523
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	5,440,091	898,809
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	3,872,162	705,612
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	447,579	61,982
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	238,952	31,594
REMICs Ser. 5134, Class IC, IO, 4.00%, 8/25/51	5,542,290	831,948
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	839,854	109,390
REMICs Ser. 4425, IO, 4.00%, 1/15/45	979,045	119,091
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	958,648	158,543
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	639,224	85,075
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	1,426,638	132,963
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	755,725	50,184
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	382,866	24,616
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	332,565	18,955
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	6,882,473	798,711
REMICs Ser. 5051, Class BI, IO, 3.00%, 11/25/50	9,184,899	1,209,546
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	1,639,718	128,582
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	686,627	41,335
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	202,297	5,231
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.384%, 7/25/43 W	941,649	12,995
Federal National Mortgage Association
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 6.314%, 4/25/40	403,381	81,515
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 3/25/48	2,137,339	385,576
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.114%, 6/25/48	4,280,676	654,211
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 5/25/47	4,565,383	754,886
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 10/25/41	136,275	6,848
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 12/25/46	1,841,918	331,268
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 5/25/39	5,770,821	1,019,462
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	1,422,600	303,159
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	1,146,802	231,911
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 3/25/50	3,260,461	592,882
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 8/25/49	2,127,126	331,210

34 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.914%, 11/25/49	$4,631,333	$727,582
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.864%, 2/25/43	1,217,688	246,482
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.814%, 10/25/41	1,048,639	180,406
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	51,301	8,565
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	1,783,733	328,671
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	149,157	23,924
REMICs Ser. 20-45, Class EI, IO, 5.00%, 7/25/50	2,488,643	400,657
REMICs Ser. 21-15, Class IJ, IO, 4.50%, 4/25/51	2,738,768	468,329
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	6,117,773	1,006,829
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	201,616	36,985
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	451,598	10,793
REMICs Ser. 20-75, Class MI, IO, 4.00%, 11/25/50	9,059,428	1,369,876
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	447,251	26,369
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	1,774,230	266,258
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	521,860	60,625
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	407,048	46,521
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	344,882	31,419
REMICs Ser. 20-85, Class PI, IO, 3.00%, 12/25/50	6,708,620	1,010,251
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	352,840	19,994
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	525,384	32,645
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	202,943	3,203
REMICs Ser. 21-56, Class WI, IO, 2.50%, 9/25/51	7,835,171	858,818
REMICs Ser. 21-43, Class IO, IO, 2.50%, 6/25/51	7,442,477	1,076,044
Government National Mortgage Association
IFB Ser. 21-98, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 6/20/51	5,299,175	734,413
IFB Ser. 21-77, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 5/20/51	5,013,337	683,149
IFB Ser. 21-59, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 4/20/51	3,654,844	580,156
IFB Ser. 20-133, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 9/20/50	4,143,467	824,090
FRB Ser. 21-116, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.115%, 11/20/47	3,844,647	1,058,674
IFB Ser. 14-60, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.18%), 6.093%, 4/20/44	2,405,326	515,275
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 7/20/50	3,093,596	530,224
IFB Ser. 19-5, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 1/20/49	2,527,168	405,421
IFB Ser. 13-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 11/20/43	1,500,916	294,736
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 9/20/43	260,379	48,964
IFB Ser. 20-63, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 5/20/50	3,270,647	551,286

Master Intermediate Income Trust 35

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 20-63, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 4/20/50	$4,358,455	$780,870
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 8/20/49	3,650,825	530,209
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 7/20/49	3,222,745	479,641
IFB Ser. 19-89, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 7/20/49	3,819,318	571,330
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 2/20/50	348,726	42,564
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 1/20/50	2,299,298	378,216
IFB Ser. 19-152, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 12/20/49	2,153,924	333,139
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 9/20/49	3,460,594	565,437
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 8/20/49	140,947	20,510
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 6/20/49	175,293	22,308
IFB Ser. 20-63, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.913%, 8/20/43	3,195,597	634,230
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 5.513%, 8/20/44	1,157,681	206,916
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	490,039	86,139
Ser. 16-42, IO, 5.00%, 2/20/46	1,252,742	219,450
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	2,098,101	307,351
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,183,691	428,244
Ser. 14-76, IO, 5.00%, 5/20/44	504,023	88,708
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	365,072	69,035
Ser. 12-146, IO, 5.00%, 12/20/42	328,777	62,083
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	475,317	87,036
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	344,771	63,196
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	1,538,636	292,341
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	796,834	148,689
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	1,591,049	281,145
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	271,920	49,174
Ser. 20-61, IO, 4.50%, 5/20/50	7,466,614	1,269,162
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,698,026	250,604
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	518,464	52,832
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	521,207	103,652
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	698,717	127,959
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	749,735	68,563
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	662,201	107,004
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	130,825	9,096
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	586,050	104,230
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	605,587	53,535
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	1,096,991	180,576
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	570,814	94,668

36 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	$650,760	$104,140
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	391,256	64,909
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	410,693	77,276
Ser. 16-29, IO, 4.00%, 2/16/46	559,698	96,452
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	1,587,708	232,822
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	1,116,698	212,173
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	1,032,549	140,661
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	978,807	103,616
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	2,584,712	338,706
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	1,261,993	65,359
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	335,376	49,907
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	1,035,851	65,886
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	295,134	41,103
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	271,610	43,128
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	679,277	103,849
Ser. 21-156, IO, 3.50%, 7/20/51	5,168,000	856,038
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	3,669,077	468,363
Ser. 20-138, Class IC, IO, 3.50%, 8/20/50	7,570,102	859,516
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	131,554	2,318
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	653,713	50,755
Ser. 13-76, IO, 3.50%, 5/20/43	772,981	97,767
Ser. 13-28, IO, 3.50%, 2/20/43	211,847	20,979
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	336,379	33,900
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	547,320	57,321
Ser. 13-14, IO, 3.50%, 12/20/42	1,413,436	133,612
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	230,668	23,210
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	902,342	140,972
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	1,193,928	182,253
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	1,206,533	173,650
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	582,985	96,912
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	1,057,952	69,507
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	4,761,420	378,697
Ser. 21-59, Class IP, IO, 3.00%, 4/20/51	5,620,387	483,016
Ser. 21-67, Class PI, IO, 3.00%, 4/20/51	9,718,688	801,050
Ser. 21-55, Class PI, IO, 3.00%, 3/20/51	4,554,758	370,302
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	3,580,185	552,413
Ser. 17-H02, Class BI, IO, 2.436%, 1/20/67 W	2,233,819	163,522
Ser. 18-H05, Class BI, IO, 2.395%, 2/20/68 W	3,438,088	298,684
Ser. 18-H05, Class AI, IO, 2.389%, 2/20/68 W	1,792,238	155,701
Ser. 18-H02, Class EI, IO, 2.375%, 1/20/68 W	4,880,024	420,902
Ser. 16-H18, Class QI, IO, 2.371%, 6/20/66 W	2,327,747	178,592
Ser. 17-H16, Class FI, IO, 2.364%, 8/20/67 W	2,598,718	188,001
Ser. 17-H06, Class BI, IO, 2.344%, 2/20/67 W	3,455,602	259,913
Ser. 16-H22, Class AI, IO, 2.329%, 10/20/66 W	3,197,843	239,148
Ser. 17-H16, Class JI, IO, 2.315%, 8/20/67 W	7,426,059	641,658
Ser. 18-H03, Class XI, IO, 2.308%, 2/20/68 W	3,621,604	284,296
Ser. 17-H08, Class NI, IO, 2.245%, 3/20/67 W	4,389,843	298,509
Ser. 17-H12, Class QI, IO, 2.24%, 5/20/67 W	2,962,451	197,210

Master Intermediate Income Trust 37

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H23, Class NI, IO, 2.225%, 10/20/66 W	$8,700,695	$614,269
Ser. 16-H16, Class EI, IO, 2.194%, 6/20/66 W	3,281,877	230,716
Ser. 18-H15, Class KI, IO, 2.137%, 8/20/68 W	2,945,659	238,414
Ser. 17-H19, Class MI, IO, 2.06%, 4/20/67 W	1,586,768	110,280
Ser. 16-H03, Class DI, IO, 2.04%, 12/20/65 W	3,519,092	213,895
Ser. 16-H17, Class KI, IO, 1.893%, 7/20/66 W	2,197,971	155,919
Ser. 15-H15, Class BI, IO, 1.868%, 6/20/65 W	2,081,996	135,330
Ser. 17-H11, Class DI, IO, 1.847%, 5/20/67 W	3,213,459	237,997
Ser. 15-H25, Class EI, IO, 1.841%, 10/20/65 W	2,436,114	149,334
Ser. 17-H09, IO, 1.821%, 4/20/67 W	4,307,379	252,611
Ser. 15-H20, Class CI, IO, 1.817%, 8/20/65 W	3,633,988	270,369
Ser. 15-H20, Class AI, IO, 1.812%, 8/20/65 W	3,094,293	190,608
Ser. 15-H10, Class BI, IO, 1.803%, 4/20/65 W	2,279,167	146,778
FRB Ser. 15-H08, Class CI, IO, 1.784%, 3/20/65 W	1,734,775	97,668
Ser. 15-H24, Class AI, IO, 1.773%, 9/20/65 W	2,770,799	181,784
Ser. 17-H16, Class IH, IO, 1.766%, 7/20/67 W	4,717,077	265,595
Ser. 16-H03, Class AI, IO, 1.761%, 1/20/66 W	2,966,676	181,709
Ser. 15-H23, Class BI, IO, 1.743%, 9/20/65 W	3,267,912	182,349
Ser. 16-H09, Class BI, IO, 1.738%, 4/20/66 W	4,025,356	291,838
Ser. 17-H16, Class IG, IO, 1.71%, 7/20/67 W	6,560,532	373,130
Ser. 16-H24, Class CI, IO, 1.685%, 10/20/66 W	2,157,245	121,453
Ser. 16-H14, IO, 1.673%, 6/20/66 W	2,976,044	153,722
Ser. 13-H08, Class CI, IO, 1.611%, 2/20/63 W	2,617,071	94,215
Ser. 16-H06, Class DI, IO, 1.603%, 7/20/65 W	4,695,583	230,938
Ser. 16-H02, Class HI, IO, 1.542%, 1/20/66 W	3,945,217	208,702
Ser. 14-H21, Class BI, IO, 1.527%, 10/20/64 W	4,590,189	219,411
Ser. 16-H10, Class AI, IO, 1.496%, 4/20/66 W	7,774,417	388,052
Ser. 16-H06, Class CI, IO, 1.45%, 2/20/66 W	4,094,808	173,960
		58,329,694
Commercial mortgage-backed securities (7.6%)
BANK 144A Ser. 17-BNK9, Class D, 2.80%, 11/15/54	198,000	180,320
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	359,000	308,659
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.54%, 1/12/45 W	1,319,000	1,055,200
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	441,000	309,141
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	198,119	197,129
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class XW, IO, 0.763%, 12/11/38 W	205,443	1,214
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	378,000	314,118
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.887%, 12/15/47 W	409,000	406,338
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	1,025,000	1,002,730
COMM Mortgage Trust FRB Ser. 14-CR16, Class C, 5.083%, 4/10/47 W	149,000	157,136
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 5.009%, 5/10/47 W	647,000	485,897
FRB Ser. 14-UBS3, Class D, 4.927%, 6/10/47 W	144,000	145,110
Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	56,370

38 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.904%, 4/15/50 W	$527,000	$391,009
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.548%, 2/10/46 W	638,000	590,193
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	294,000	291,357
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.669%, 9/10/47 W	1,127,000	768,367
FRB Ser. 13-GC13, Class D, 4.218%, 7/10/46 W	531,000	317,444
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class C, 4.235%, 7/15/45 W	245,000	250,730
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.956%, 2/15/47 W	1,078,000	583,463
FRB Ser. C14, Class D, 4.699%, 8/15/46 W	515,000	339,328
FRB Ser. 14-C18, Class E, 4.456%, 2/15/47 W	407,000	197,139
FRB Ser. 14-C23, Class D, 4.133%, 9/15/47 W	244,000	245,492
FRB Ser. 14-C25, Class D, 4.089%, 11/15/47 W	200,000	154,438
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	1,500,000	433,956
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	788,000	426,882
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.305%, 4/15/46 W	581,000	481,604
Ser. 13-LC11, Class B, 3.499%, 4/15/46	221,000	224,733
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class F, 5.707%, 2/15/46 W	410,000	78,127
FRB Ser. 11-C4, Class C, 5.575%, 7/15/46 W	134,029	139,422
FRB Ser. 12-C6, Class E, 5.31%, 5/15/45 W	263,000	199,725
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	841,000	567,252
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.775%, 9/15/39 W	462,989	61
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	13,487	—
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	31,629	31,556
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.497%, 8/15/46 W	900,000	63,000
FRB Ser. 13-C11, Class F, 4.497%, 8/15/46 W	496,000	5,456
FRB Ser. 15-C23, Class D, 4.282%, 7/15/50 W	131,000	132,104
FRB Ser. 13-C9, Class D, 4.247%, 5/15/46 W	350,000	322,350
FRB Ser. 13-C10, Class D, 4.216%, 7/15/46 W	485,000	280,668
FRB Ser. 13-C10, Class E, 4.216%, 7/15/46 W	1,006,000	336,105
FRB Ser. 13-C10, Class F, 4.216%, 7/15/46 W	975,000	214,500
Ser. 14-C17, Class E, 3.50%, 8/15/47	443,000	288,348
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	168,221	165,745
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.836%, 3/25/50	701,000	727,185
FRB Ser. 19-01, Class M10, 3.336%, 10/15/49	289,000	291,668
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	558,952	6

Master Intermediate Income Trust 39

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63 W	$622,000	$17,043
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-NXS5, Class D, 5.151%, 1/15/59 W	269,000	289,205
FRB Ser. 20-C56, Class C, 3.871%, 6/15/53 W	281,000	295,834
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.443%, 7/15/46 W	188,000	86,506
Ser. 14-LC16, Class D, 3.938%, 8/15/50	889,000	117,443
Ser. 16-C33, Class D, 3.123%, 3/15/59	282,000	266,942
WF-RBS Commercial Mortgage Trust 144A Ser. 12-C7, Class F, 4.50%, 6/15/45 W	2,524,000	536,602
		15,768,350
Residential mortgage-backed securities (non-agency) (14.0%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	435,674	254,815
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 2.67%, 11/27/36 W	634,233	520,071
Bear Stearns Alt-A Trust FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 0.586%, 1/25/36	67,206	81,836
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.266%, 11/25/47	239,849	201,514
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.436%, 3/25/37	907,059	850,015
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3, 3.698%, 3/25/65 W	1,000,000	1,030,800
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.197%, 6/25/46 W	276,757	302,108
FRB Ser. 05-38, Class A1, (1 Month US LIBOR + 1.50%), 1.592%, 9/25/35	271,313	260,645
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 1.052%, 8/25/46	97,598	95,494
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.032%, 6/25/46	291,870	268,501
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.70%), 0.786%, 9/25/35	333,856	315,127
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.744%, 11/20/35	366,636	351,040
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	302,276	290,422
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	1,900,827	1,722,213
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 10.586%, 5/25/28	266,386	288,728
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.084%, 7/25/28	888,483	993,675
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.436%, 4/25/28	570,581	643,994
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (1 Month US LIBOR + 9.20%), 9.286%, 10/25/27	395,411	452,378

40 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA1, Class B, (1 Month US LIBOR + 8.80%), 8.886%, 3/25/28	$385,476	$413,480
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 7.636%, 12/25/27	683,255	738,037
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 9/25/30	592,738	600,427
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 11.55%, 10/25/50	176,000	230,120
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (1 Month US LIBOR + 11.25%), 11.336%, 4/25/49	106,000	118,580
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.086%, 10/25/48	448,000	528,837
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 10.836%, 1/25/49	141,000	163,016
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.586%, 3/25/49	118,000	132,865
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (1 Month US LIBOR + 10.00%), 10.086%, 8/25/50	609,000	762,011
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (1 Month US LIBOR + 10.00%), 10.086%, 7/25/50	430,000	536,425
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.236%, 7/25/49	135,000	146,612
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 7.836%, 9/25/48	174,000	189,938
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (1 Month US LIBOR + 5.75%), 5.836%, 7/25/50	174,000	184,693
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	307,000	324,387
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	636,000	662,040
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.336%, 10/25/48	380,000	396,625
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (1 Month US LIBOR + 3.90%), 3.986%, 9/25/48	190,000	198,569
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 3.786%, 12/25/30	260,000	269,762
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 3.186%, 3/25/50	301,330	305,963
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	148,965	150,953
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	121,504	123,174
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.436%, 2/25/49	147,680	148,739
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 10/25/48	120,000	121,568
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 12.836%, 10/25/28	89,606	102,645
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.336%, 9/25/28	1,112,059	1,290,834

Master Intermediate Income Trust 41

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.836%, 10/25/28	$566,378	$656,291
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 11.836%, 8/25/28	367,163	414,071
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 10.836%, 1/25/29	119,525	131,826
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.336%, 4/25/29	19,833	21,802
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.986%, 10/25/28	547,230	574,055
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	1,008,935	1,064,691
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.636%, 4/25/28	35,154	36,857
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.586%, 9/25/29	477,000	520,005
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 7/25/25	31,244	31,503
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 4.936%, 10/25/29	1,170,000	1,268,104
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 4.586%, 12/25/30	283,000	299,008
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.536%, 5/25/30	82,000	85,095
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.536%, 2/25/30	60,000	63,113
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	7,919	8,058
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 3.686%, 1/25/30	182,000	189,686
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1, (1 Month US LIBOR + 3.55%), 3.636%, 7/25/30	457,000	472,852
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.086%, 10/25/29	467,610	480,255
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.586%, 5/25/30	242,461	246,078
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.336%, 7/25/30	46,157	46,723
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.186%, 3/25/31	66,822	67,516
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.186%, 9/25/31	556,000	571,587
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (1 Month US LIBOR + 3.65%), 3.736%, 2/25/40	504,000	525,160
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.536%, 7/25/31	23,784	23,917
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 0.446%, 5/25/36	507,026	169,133
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.396%, 5/25/37	261,734	219,742

42 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (49.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 0.607%, 5/19/35	$271,800	$124,187
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 4.20%, 1/25/34 (Bermuda)	150,000	150,045
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.486%, 6/25/37	462,750	234,546
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2, 4.25%, 1/25/59	330,000	330,000
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	263,901	254,220
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR + 0.80%), 0.881%, 8/25/35	59,951	59,286
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.786%, 3/25/28 (Bermuda)	794,000	803,462
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (1 Month US LIBOR + 0.43%), 0.516%, 5/25/46	234,937	211,443
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.506%, 8/25/36	294,148	285,324
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%), 0.206%, 8/25/36	244,492	233,918
Towd Point Mortgage Trust 144A Ser. 19-2, Class A2, 3.75%, 12/25/58 W	216,000	232,337
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.066%, 10/25/45	134,405	133,670
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5, Class 1A1, 2.614%, 4/25/36 W	137,205	136,768
		29,140,010
Total mortgage-backed securities (cost $118,396,385)		$103,238,054

CORPORATE BONDS AND NOTES (21.7%)*	Principal amount	Value
Basic materials (1.2%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$151,000	$169,875
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	38,000	39,520
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	45,000	44,719
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	92,000	99,475
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	90,000	96,075
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	35,000	35,788
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	10,000	9,601
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	175,000	185,719
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	63,000	65,678

Master Intermediate Income Trust 43

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Basic materials cont.
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	$15,000	$15,731
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	60,000	64,875
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	60,000	62,775
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	203,000	207,568
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	45,000	44,606
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	30,000	31,420
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	95,000	94,763
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	25,000	26,206
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	160,000	161,000
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	35,000	36,225
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	121,000	123,571
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	90,000	91,913
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	55,000	55,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	15,000	14,836
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	80,000	84,216
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	15,000	15,213
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	15,000	15,056
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	45,000	45,225
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	105,000	106,444
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32 ##	20,000	20,200
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	225,000	226,688
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	90,000	89,550
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	121,000	132,495
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	80,000	82,300
		2,594,326
Capital goods (2.2%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	60,000	58,350
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	234,000	243,360

44 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Capital goods cont.
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	$115,000	$120,005
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	35,000	35,963
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	330,000	342,540
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	30,000	30,338
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	72,000	75,960
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	150,000	185,250
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	20,000	20,500
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	23,000	22,828
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	115,000	120,763
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	50,000	51,750
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	260,000	276,250
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	40,000	40,000
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	105,000	105,788
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	110,000	106,311
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	125,000	132,969
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	191,000	190,761
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	190,000	194,632
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	25,000	25,625
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	120,000	121,800
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	352,000	357,007
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	208,000	224,380
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	60,000	62,175
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	86,000	88,723
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	120,000	120,223
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	80,000	79,860
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	148,000	152,070
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	672,000	700,560
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	223,000	225,230
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	115,000	127,363
		4,639,334

Master Intermediate Income Trust 45

CORPORATE BONDS AND NOTES (21.7%)* cont.		Principal amount	Value
Communication services (2.0%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26		$133,000	$137,160
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29		970,000	1,047,600
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30		60,000	62,729
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30		55,000	56,745
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28		199,000	207,736
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25		82,000	83,025
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24		120,000	128,542
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24		60,000	64,517
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29		79,000	77,403
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27		90,000	95,625
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26		264,000	272,448
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27		61,000	62,757
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28		66,000	66,510
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29		55,000	53,281
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)		40,000	42,300
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		260,000	332,800
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		125,000	151,466
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23		433,000	483,813
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30		50,000	55,208
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27		125,000	137,711
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31		80,000	80,680
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		19,000	19,960
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22		45,000	45,525
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29		55,000	55,581
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28		148,000	157,250
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)		75,000	77,625
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)		25,000	25,344
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	115,000	160,522
			4,241,863

46 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Consumer cyclicals (4.4%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	$70,000	$69,572
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	60,000	61,275
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	55,000	54,588
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	105,000	104,213
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	55,000	56,688
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	80,000	81,804
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	110,000	111,375
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	105,000	108,544
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	55,000	55,061
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	110,000	112,567
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	25,000	26,813
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	85,000	83,725
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	80,000	82,785
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	144,000	95,040
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	92,000	40,250
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	173,000	180,569
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	120,000	120,950
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	244,000	249,573
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	152,000	182,785
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	200,000	217,250
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	135,000	139,050
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	20,000	20,152
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	45,000	47,110
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	125,000	131,785
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	88,000	90,972
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	130,811	138,025
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	271,721	290,062
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	65,000	76,213

Master Intermediate Income Trust 47

CORPORATE BONDS AND NOTES (21.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R		$194,000	$202,730
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		65,000	67,733
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25		31,000	32,744
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		128,000	145,440
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25		15,000	19,031
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		55,000	62,425
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	100,000	113,692
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$57,000	57,570
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24		46,000	46,514
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		99,000	102,465
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		60,000	66,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		45,000	47,385
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		35,000	34,738
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)		160,000	167,200
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		125,000	127,732
Mattel, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/15/27		170,000	184,238
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		195,000	203,288
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		25,000	25,778
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28		80,000	78,600
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25		110,000	117,700
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26		62,000	64,093
Motion Bondco DAC company guaranty sr. notes Ser. REGS, 4.50%, 11/15/27 (Ireland)	EUR	110,000	121,529
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		$90,000	93,348
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		90,000	92,475
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28		55,000	57,055
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27		160,000	169,276
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)		58,000	59,378
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28		80,000	83,000
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29		40,000	39,112
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31		40,000	38,910
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28		295,000	311,408

48 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	$55,000	$52,766
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	115,000	118,885
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	25,000	25,531
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	278,000	321,310
Scientific Games International, Inc. 144A company guaranty sr. notes 5.00%, 10/15/25	65,000	66,869
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	40,000	40,325
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	168,000	175,560
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	120,000	125,250
Signal Parent, Inc. 144A sr. unsec. notes 6.125%, 4/1/29	110,000	105,050
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	95,000	94,231
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	60,000	58,650
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	75,000	73,266
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	125,000	127,109
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	115,000	122,475
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	55,000	59,125
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	75,000	76,930
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	45,000	42,827
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	10,375
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	115,000	116,823
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	105,000	105,000
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	125,000	134,534
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	50,000	55,700
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	65,000	70,525
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	115,000	124,919
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	40,000	40,650
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	10,000	10,722
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	60,000	62,208
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	155,000	156,938
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	110,000	116,050
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29	57,000	57,570

Master Intermediate Income Trust 49

CORPORATE BONDS AND NOTES (21.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		$150,000	$151,497
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		145,000	146,088
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25		35,000	36,926
			9,144,067
Consumer staples (1.4%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		80,000	79,200
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		77,000	78,171
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)		100,000	100,625
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		35,000	37,713
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		260,000	272,749
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		18,000	18,450
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		227,000	227,295
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		60,000	63,704
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		110,000	114,841
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26		104,000	109,548
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		85,000	93,436
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26		157,000	160,850
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24		37,000	37,632
Loxam SAS notes 3.75%, 7/15/26 (France)	EUR	100,000	118,309
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		$33,000	34,542
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		35,000	34,585
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		130,000	135,363
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		60,000	62,729
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		50,000	51,498
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		120,000	138,300
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		230,000	281,842
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		60,000	72,675
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		35,000	41,213
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		66,000	72,844
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26		105,000	115,766
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes 5.125%, 1/15/28		95,000	99,083
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		59,000	62,540

50 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Consumer staples cont.
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	$55,000	$55,294
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	55,000	59,610
		2,830,407
Energy (3.9%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	65,000	71,074
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	10,000	11,327
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	40,000	42,126
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	45,000	49,073
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	25,000	26,875
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	36,000	38,925
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	110,000	108,100
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	55,000	59,472
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	61,000	63,440
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	90,000	94,248
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	10,000	10,025
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	23,000	23,910
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	80,000	83,200
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	23,000	24,840
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	117,000	129,431
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	105,000	108,806
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	127,000	153,511
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	56,000	63,700
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	60,000	84,900
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	64,000	68,026
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	30,000	30,900
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	25,000	25,352
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	238,000	243,355
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	196,000	206,290
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	115,000	121,181
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	51,000	54,302
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	11,260
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	20,000	20,759
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	102,000	106,544

Master Intermediate Income Trust 51

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Energy cont.
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	$30,000	$30,338
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	132,000	136,950
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	195,000	197,730
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	90,000	90,788
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	125,000	128,621
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	70,097	72,550
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	87,000	90,480
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	40,000	41,900
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	200,000	246,500
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	40,000	54,258
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	70,000	66,325
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	169,000	190,125
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	879,000	954,155
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	409,000	457,017
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	399,000	21,945
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	824,000	45,320
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds 6.50%, 1/23/29 (Mexico)	432,000	442,622
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	1,420,000	1,376,548
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	51,000	52,275
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	20,000	20,889
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	80,000	83,304
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	24,000	24,360
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	51,000	52,297
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	49,000	50,043
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	197,000	203,958
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	30,000	33,461
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	80,000	86,338
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	230,000	246,100
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	130,000	132,600

52 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.7%)* cont.		Principal amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29		$35,000	$39,217
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27		185,000	199,473
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30		35,000	38,270
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)		38,190	38,190
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27		88,000	87,554
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27		35,000	36,488
			8,203,941
Financials (2.9%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		105,000	110,093
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		30,000	30,300
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29		30,000	30,422
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	105,000	124,329
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)		$200,000	226,054
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R		43,000	42,624
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		242,000	269,528
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		100,000	117,188
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		62,000	62,000
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31		35,000	33,272
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28		40,000	38,600
Commerzbank AG 144A unsec. sub. notes 8.125%, 9/19/23 (Germany)		200,000	225,344
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R		230,000	251,563
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		53,000	53,729
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27		40,000	38,900
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		35,000	36,050
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		70,000	71,925
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24		95,000	96,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		104,000	108,680
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		25,000	25,938
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		64,000	63,920
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22		15,000	15,693
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)		200,000	215,927

Master Intermediate Income Trust 53

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Financials cont.
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	$90,000	$94,050
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	156,000	164,970
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	122,000	126,725
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)	930,000	901,644
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	38,000	37,732
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	125,000	126,553
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	115,000	114,138
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27	60,000	62,808
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	93,000	95,790
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	35,000	35,077
NatWest Group PLC sr. unsec. unsub. FRN 4.269%, 3/22/25 (United Kingdom)	570,000	615,110
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	45,000	48,825
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	60,000	69,525
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	269,000	302,289
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	120,000	130,062
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	110,000	113,130
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	105,000	106,838
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	235,000	239,113
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	41,000	46,032
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	55,000	57,888
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 11.125%, 4/1/23	83,000	84,660
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia)	200,000	209,000
		6,070,226
Healthcare (1.9%)
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	150,000	160,875
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	105,000	107,609
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28	55,000	56,359
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	80,000	79,162

54 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.7%)* cont.		Principal amount	Value
Healthcare cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25		$131,000	$133,705
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29		50,000	46,563
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28		65,000	67,356
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		55,000	56,375
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		250,000	272,188
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		60,000	62,850
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		55,000	56,306
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26		305,000	323,445
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29		10,000	10,625
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27		45,000	47,194
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28		105,000	100,931
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28		130,000	152,100
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)		45,000	45,000
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25		55,000	56,856
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		245,000	280,317
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		55,000	58,266
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		200,000	207,260
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	110,000	131,471
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)		$105,000	101,850
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		60,000	60,600
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		155,000	168,508
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		40,000	39,919
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		40,000	41,350
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		99,000	100,485
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27		28,000	29,050
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25		30,000	31,838
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27		235,000	244,988
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26		249,000	257,695
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29		95,000	96,425
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		200,000	228,500
			3,914,021

Master Intermediate Income Trust 55

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Technology (0.9%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	$40,000	$40,555
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	35,000	35,671
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	20,000	20,767
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	80,000	79,732
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	260,000	309,277
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	152,000	155,420
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	54,000	59,097
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	236,000	244,146
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	119,000	124,442
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	140,000	131,086
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	125,000	131,800
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	105,000	103,950
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	45,000	47,250
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	90,000	90,225
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	65,000	66,548
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	120,000	122,760
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	44,000	48,731
		1,811,457
Transportation (0.3%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	10,000	10,038
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	120,000	129,300
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	120,000	126,150
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	170,000	189,550
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	45,000	46,505
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	45,000	46,181
		547,724
Utilities and power (0.6%)
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	29,000	29,580
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	45,000	45,675
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	58,000	59,666
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	170,000	173,400
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	25,000	25,000
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,850
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	19,000	19,683

56 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.7%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	$170,000	$181,369
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	80,000	79,100
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	49,000	52,124
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	110,000	112,927
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	30,000	31,139
PG&E Corp. sr. sub. notes 5.00%, 7/1/28	105,000	106,969
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	50,000	53,288
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	30,000	31,555
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	68,000	70,384
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	168,000	172,612
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	75,000	77,438
		1,331,759
Total corporate bonds and notes (cost $44,240,891)		$45,329,125

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.4%)*	Principal amount	Value
Angola (Republic of) sr. unsec. notes Ser. REGS, 8.25%, 5/9/28 (Angola)	$950,000	$984,457
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%, 5/14/30 (Bahrain)	960,000	1,060,790
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 5.00%, 6/1/27 (Argentina)	1,477,524	998,648
Cordoba (Province of) 144A sr. unsec. unsub. notes 5.00%, 12/10/25 (Argentina)	556,786	420,875
Development Bank of Mongolia, LLC unsec. notes Ser. REGS, 7.25%, 10/23/23 (Mongolia)	340,000	363,800
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	661,000	763,455
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)	180,000	203,402
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	284,000	319,500
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%, 1/27/25 (Dominican Republic)	380,000	415,150
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)	260,000	264,553
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%, 1/27/25 (Dominican Republic)	725,000	792,063
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)	379,000	391,246
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	1,020,000	1,157,710
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)	360,000	393,744

Master Intermediate Income Trust 57

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.4%)* cont.		Principal amount	Value
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)		$200,000	$227,004
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		650,000	732,865
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)		560,000	582,398
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%, 3/22/30 (Ivory Coast)	EUR	1,345,000	1,616,935
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Ivory Coast)		$1,025,000	1,126,219
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)		1,300,000	1,384,500
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%, 5/22/27 (Kenya)		710,000	767,936
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 6/24/24 (Kenya)		340,000	372,293
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)		270,000	282,825
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%, 8/1/29 (Oman)		499,000	525,202
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)		980,000	1,042,729
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25 (South Africa)		670,000	750,387
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)		360,000	377,106
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)		760,000	636,500
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)		430,000	444,728
United Mexican States sr. unsec. unsub. bonds 3.25%, 4/16/30 (Mexico)		1,009,000	1,033,186
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †		798,000	85,785
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default) †		371,000	39,883
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †		1,292,000	138,890
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)		910,000	1,007,294
Total foreign government and agency bonds and notes (cost $21,323,636)			$21,704,058

CONVERTIBLE BONDS AND NOTES (6.0%)*	Principal amount	Value
Capital goods (0.1%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26	$103,000	$108,923
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	83,000	118,400
		227,323

58 Master Intermediate Income Trust

CONVERTIBLE BONDS AND NOTES (6.0%)* cont.	Principal amount	Value
Communication services (0.4%)
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	$163,000	$165,385
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	333,000	346,154
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	38,000	51,736
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	79,000	94,840
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	188,000	194,768
		852,883
Consumer cyclicals (1.1%)
Alarm.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	63,000	56,448
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	131,000	192,374
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	100,000	145,250
DraftKings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 3/15/28	165,000	145,283
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	166,000	179,222
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26	218,000	235,031
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	152,000	219,284
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	61,000	117,134
NCL Corp, Ltd. cv. company guaranty sr. unsec. notes 5.375%, 8/1/25	37,000	63,159
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes 2.875%, 11/15/23	219,000	283,058
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes zero %, 12/15/25	109,000	130,926
Square, Inc. 144A cv. sr. unsec. sub. notes 0.25%, 11/1/27	80,000	94,326
Square, Inc. 144A cv. sr. unsec. sub. notes zero %, 5/1/26	80,000	91,635
Vail Resorts, Inc. 144A cv. sr. unsec. sub. notes zero %, 1/1/26	146,000	155,855
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	74,000	98,000
		2,206,985
Consumer staples (0.5%)
Airbnb, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	142,000	139,515
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	103,000	98,108
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	111,000	109,391
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28	180,000	204,210
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	70,000	108,815
Shake Shack, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	84,000	71,215
Uber Technologies, Inc. 144A cv. sr. unsec. notes zero %, 12/15/25	91,000	88,509
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	189,000	188,906
		1,008,669
Energy (0.3%)
Enphase Energy, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	156,000	144,300
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	156,000	251,784
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)	72,000	89,316
Sunrun, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26	87,000	74,104
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	96,000	81,436
		640,940

Master Intermediate Income Trust 59

CONVERTIBLE BONDS AND NOTES (6.0%)* cont.	Principal amount	Value
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R	$108,000	$109,817
JPMorgan Chase Financial Co., LLC cv. company guaranty sr. unsec. notes 0.25%, 5/1/23	109,000	117,487
LendingTree, Inc. cv. sr. unsec. notes 0.50%, 7/15/25	74,000	62,933
Redfin Corp. 144A cv. sr. unsec. notes zero %, 10/15/25	101,000	100,634
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	79,000	80,926
		471,797
Healthcare (0.9%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	65,000	65,054
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	141,000	167,085
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	219,000	235,110
Guardant Health, Inc. 144A cv. sr. unsec. sub. notes zero %, 11/15/27	123,000	140,835
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes 0.25%, 3/1/27	150,000	135,881
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	58,000	80,656
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%, 8/15/25	114,000	125,229
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	77,000	92,202
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	152,000	153,710
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	115,000	116,294
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	42,000	55,685
Novocure, Ltd. 144A cv. sr. unsec. notes zero %, 11/1/25 (Jersey)	51,000	54,261
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25	72,000	114,821
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	135,000	145,294
Revance Therapeutics, Inc. cv. sr. unsec. notes 1.75%, 2/15/27	45,000	51,678
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	53,000	67,656
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	84,000	84,373
		1,885,824
Technology (2.1%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	146,000	159,403
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	93,000	112,881
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	153,000	154,178
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	104,000	109,005
Blackline, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	106,000	104,166
Box, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	110,000	124,414
Ceridian HCM Holding, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/26	122,000	131,394
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	157,000	169,462
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24, (Israel)	90,000	106,685
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	92,000	151,883
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes 0.75%, 8/15/25	93,000	94,093
Everbridge, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	120,000	129,230
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	47,000	63,381
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	107,000	128,333

60 Master Intermediate Income Trust

CONVERTIBLE BONDS AND NOTES (6.0%)* cont.	Principal amount	Value
Technology cont.
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	$71,000	$88,858
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	138,000	151,572
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	151,000	184,368
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	109,000	128,966
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	220,000	363,236
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	72,000	80,918
Rapid7, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/27	103,000	128,328
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	122,000	120,246
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	76,000	97,581
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	175,000	201,088
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	284,000	278,498
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	264,000	245,082
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	116,000	150,800
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	86,000	109,349
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	92,000	167,780
Zynga, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26	234,000	225,956
		4,461,134
Transportation (0.3%)
American Airlines Group, Inc. cv. company guaranty notes 6.50%, 7/1/25	93,000	142,122
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	149,000	145,997
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	143,000	213,606
		501,725
Utilities and power (0.1%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	125,000	132,500
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds 2.75%, 6/1/48	129,000	151,317
		283,817
Total convertible bonds and notes (cost $11,738,570)		$12,541,097

SENIOR LOANS (3.6%)*c	Principal amount	Value
Basic materials (0.3%)
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	$69,825	$69,723
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	29,850	29,906
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 6/9/28	19,950	19,954
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	110,957	111,010
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.084%, 6/26/25	141,392	141,319
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.832%, 10/1/25	178,887	177,590
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.112%, 5/3/26	143,899	142,999
		692,501

Master Intermediate Income Trust 61

SENIOR LOANS (3.6%)*c cont.	Principal amount	Value
Capital goods (0.8%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 4/1/28	$74,813	$74,781
American Axle and Manufacturing, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	21,450	21,381
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/3/24	349,488	342,005
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 3/29/25	69,300	69,404
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 5/31/25	195,802	196,047
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.126%, 4/9/26	88,074	83,830
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	219,049	214,918
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.404%, 6/30/27	208,429	208,719
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.833%, 3/2/27	403,873	401,179
		1,612,264
Communication services (0.2%)
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 7/31/27	29,925	29,468
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	80,000	80,025
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 3.75%), 8.00%, 11/27/23	275,000	278,044
		387,537
Consumer cyclicals (0.9%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	213,698	214,184
Cengage Learning, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 6/29/26	175,000	176,015
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.629%, 8/21/26	232,161	227,148
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	153,258	152,747
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	100,227	100,209
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.34%, 8/24/26	98,000	60,828
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.34%, 10/30/26	82,448	82,510
Golden Nugget, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 10/4/23	84,325	83,880
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	71,328	71,292
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.084%, 5/1/26	44,355	44,013
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.586%, 6/19/26	125,098	124,910

62 Master Intermediate Income Trust

SENIOR LOANS (3.6%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	$100,000	$86,250
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	157,444	152,327
Scientific Games International, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 2.75%), 2.834%, 8/14/24	63,519	63,210
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 12/17/26	122,946	122,639
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	185,622	185,622
		1,947,784
Consumer staples (0.4%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.00%, 7/12/24	267,318	267,081
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	387,514	383,813
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	39,700	39,750
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/25	97,475	97,302
		787,946
Energy (—%)
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	94,763	94,447
		94,447
Financials (0.1%)
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 12/7/25	125,000	123,418
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	44,216	44,216
		167,634
Healthcare (0.4%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.832%, 2/4/27	62,783	61,976
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 3.834%, 10/10/25	103,931	92,239
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	232,755	233,454
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	130,673	130,820
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	134,663	135,672
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 6/30/25	26,679	26,646
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	87,648	87,703
		768,510

Master Intermediate Income Trust 63

SENIOR LOANS (3.6%)*c cont.	Principal amount	Value
Technology (0.4%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	$184,073	$183,038
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 3.882%, 10/2/25	183,412	182,305
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	94,050	94,008
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	179,100	179,644
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.585%, 7/2/25	151,476	147,753
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	90,000	90,169
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	59,850	59,576
		936,493
Transportation (0.1%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	55,000	56,841
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	114,425	115,128
		171,969
Total senior loans (cost $7,583,987)		$7,567,085

PURCHASED SWAP OPTIONS OUTSTANDING (2.0%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485		$18,054,200	$14,443
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	332,127
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	104,670
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	295,446
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	288,379
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	114,274
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	111,169
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,150,300	764,671
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,150,300	755,064
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		3,150,300	634,817
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		3,902,100	246,652
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		3,902,100	114,644
NatWest Markets PLC
(0.52)/6 month GBP-LIBOR-BBA/Sep-23 (United Kingdom)	Sep-22/0.52	GBP	41,615,900	153,641
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	5,920,000	135,297
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	5,920,000	101,216
Total purchased swap options outstanding (cost $2,979,843)				$4,166,510

64 Master Intermediate Income Trust

PURCHASED OPTIONS OUTSTANDING (0.2%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	13,861,916	GBP	10,287,900	$81,327
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.16	13,784,365	EUR	11,900,000	78,130
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.16	13,784,365	EUR	11,900,000	91,680
UBS AG
NZD/USD (Put)	Nov-21/0.68	10,369,954	NZD	15,021,300	70,651
Total purchased options outstanding (cost $305,681)					$321,788

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$594,000	$594,772
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.09%, 9/25/26 W	$133,000	133,027
RMF Buyout Issuance Trust 144A Ser. 20-2, Class M3, 4.571%, 6/25/30 W	209,000	209,314
Total asset-backed securities (cost $935,997)		$937,113

COMMON STOCKS (0.1%)*	Shares	Value
iHeartMedia, Inc. Class A †	6,510	$162,880
MWO Holdings, LLC (Units) F	73	186
Oasis Petroleum, Inc.	378	37,581
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	9,820	12,766
Tribune Media Co. Class 1C	40,066	401
Total common stocks (cost $229,781)		$213,814

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value
Guaranteed Rate, Inc. F	3/1/23	$0.01	33	$2
Total warrants (cost $2)				$2

SHORT-TERM INVESTMENTS (16.2%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	9,916,837	$9,916,837
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	147,000	147,000
U.S. Treasury Bills 0.045%, 2/17/22 # ∆ §		$3,700,000	3,699,321
U.S. Treasury Bills 0.037%, 3/10/22 # ∆ §		3,300,000	3,299,303
U.S. Treasury Bills 0.016%, 10/7/21 # ∆ §		5,100,000	5,099,968
U.S. Treasury Bills 0.043%, 2/24/22 ∆ §		3,600,000	3,599,270
U.S. Treasury Bills 0.048%, 3/24/22 ∆ §		2,600,000	2,599,403
U.S. Treasury Bills 0.044%, 3/3/22 ∆ §		1,500,000	1,499,721
U.S. Treasury Bills 0.042%, 3/17/22 ∆ §		1,213,000	1,212,733
U.S. Treasury Bills 0.041%, 4/21/22 ∆ §		700,000	699,804
U.S. Treasury Bills 0.047%, 10/14/21 ∆ §		1,200,000	1,199,988
U.S. Treasury Bills 0.028%, 10/5/21 ∆ §		900,000	899,998
Total short-term investments (cost $33,873,748)			$33,873,346

TOTAL INVESTMENTS
Total investments (cost $351,551,447)	$339,835,822

Master Intermediate Income Trust 65

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $208,743,232.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $456,915 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $18,721,325 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,331,414 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).

66 Master Intermediate Income Trust

[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $172,616,960 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $194,404,303)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	10/20/21	$3,254,565	$3,206,116	$(48,449)
	British Pound	Buy	12/15/21	781,167	804,526	(23,359)
	Canadian Dollar	Buy	10/20/21	84,397	91,239	(6,842)
	Euro	Buy	12/15/21	1,897,517	1,948,562	(51,045)
	Hong Kong Dollar	Sell	11/17/21	100,646	100,682	36
	Japanese Yen	Buy	11/17/21	3,667,010	3,708,621	(41,611)
	New Zealand Dollar	Sell	10/20/21	3,028,723	3,052,881	24,158
	Norwegian Krone	Sell	12/15/21	98,629	99,417	788
	Swedish Krona	Buy	12/15/21	260,108	268,093	(7,985)
	Swiss Franc	Buy	12/15/21	371,084	372,185	(1,101)
Barclays Bank PLC
	Australian Dollar	Sell	10/20/21	1,583,867	1,605,300	21,433
	British Pound	Buy	12/15/21	223,826	222,419	1,407
	Canadian Dollar	Sell	10/20/21	509,696	515,394	5,698
	Euro	Sell	12/15/21	3,295,977	3,338,223	42,246
	Japanese Yen	Buy	11/17/21	1,881,675	1,891,334	(9,659)

Master Intermediate Income Trust 67

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $194,404,303) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	New Zealand Dollar	Sell	10/20/21	$979,316	$986,216	$6,900
	Norwegian Krone	Sell	12/15/21	130,149	131,176	1,027
	Russian Ruble	Buy	12/15/21	1,015,795	1,008,091	7,704
	Swiss Franc	Sell	12/15/21	277,991	276,159	(1,832)
Citibank, N.A.
	Australian Dollar	Buy	10/20/21	157,613	189,783	(32,170)
	British Pound	Sell	12/15/21	1,938,972	1,990,754	51,782
	Canadian Dollar	Buy	10/20/21	2,312,738	2,320,554	(7,816)
	Euro	Sell	12/15/21	409,966	421,568	11,602
	Hong Kong Dollar	Sell	11/17/21	250,935	251,024	89
	Japanese Yen	Buy	11/17/21	1,633,237	1,635,289	(2,052)
	New Zealand Dollar	Sell	10/20/21	1,174,462	1,172,819	(1,643)
	Swiss Franc	Sell	12/15/21	484,065	486,712	2,647
Credit Suisse International
	Australian Dollar	Sell	10/20/21	8,676	11,640	2,964
	British Pound	Sell	12/15/21	749,770	769,755	19,985
	Canadian Dollar	Sell	10/20/21	1,126,210	1,138,713	12,503
	Euro	Sell	12/15/21	1,269,226	1,299,791	30,565
	New Zealand Dollar	Buy	10/20/21	864,659	881,572	(16,913)
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	3,472,621	3,616,653	144,032
	British Pound	Buy	12/15/21	3,428,001	3,558,953	(130,952)
	Canadian Dollar	Buy	10/20/21	7,153,507	7,154,249	(742)
	Euro	Buy	12/15/21	8,858,715	9,059,370	(200,655)
	Japanese Yen	Buy	11/17/21	1,259,636	1,329,308	(69,672)
	New Zealand Dollar	Sell	10/20/21	1,970,989	1,972,153	1,164
	Norwegian Krone	Sell	12/15/21	529,535	532,047	2,512
	South African Rand	Sell	1/19/22	567,040	572,504	5,464
	Swedish Krona	Buy	12/15/21	1,943,753	1,979,500	(35,747)
	Swiss Franc	Buy	12/15/21	1,918,521	1,942,787	(24,266)
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/20/21	1,001,783	1,038,737	36,954
	British Pound	Sell	12/15/21	1,249,033	1,283,931	34,898
	Canadian Dollar	Buy	10/20/21	600,093	608,940	(8,847)
	Euro	Buy	12/15/21	1,725,132	1,767,969	(42,837)
	Hong Kong Dollar	Sell	11/17/21	981,911	982,262	351
	Japanese Yen	Buy	11/17/21	1,300,552	1,311,358	(10,806)
	New Zealand Dollar	Buy	10/20/21	860,173	864,996	(4,823)
	Norwegian Krone	Sell	12/15/21	14,096	14,241	145
	Swedish Krona	Sell	12/15/21	453,656	459,991	6,335
	Swiss Franc	Buy	12/15/21	22,682	23,118	(436)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	3,695,593	3,783,973	(88,380)
	British Pound	Sell	12/15/21	1,091,371	1,078,943	(12,428)

68 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $194,404,303) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Canadian Dollar	Sell	10/20/21	$65,133	$70,556	$5,423
	Euro	Buy	12/15/21	5,213,561	5,332,365	(118,804)
	Japanese Yen	Sell	11/17/21	2,318,911	2,336,150	17,239
	New Zealand Dollar	Buy	10/20/21	6,446,631	6,498,580	(51,949)
	Norwegian Krone	Sell	12/15/21	82,783	74,085	(8,698)
	Swedish Krona	Sell	12/15/21	496,680	511,629	14,949
	Swiss Franc	Sell	12/15/21	726,903	740,742	13,839
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/20/21	3,998,817	4,047,048	(48,231)
	British Pound	Buy	12/15/21	3,951,250	4,052,524	(101,274)
	Canadian Dollar	Sell	10/20/21	122,608	133,550	10,942
	Euro	Buy	12/15/21	2,419,198	2,483,029	(63,831)
	Japanese Yen	Buy	11/17/21	1,316,416	1,329,012	(12,596)
	New Zealand Dollar	Sell	10/20/21	5,097,802	5,106,368	8,566
	Norwegian Krone	Buy	12/15/21	1,565,992	1,567,672	(1,680)
	Swedish Krona	Buy	12/15/21	210,432	213,714	(3,282)
	Swiss Franc	Sell	12/15/21	1,572,914	1,605,849	32,935
NatWest Markets PLC
	Australian Dollar	Buy	10/20/21	1,262,568	1,237,899	24,669
	British Pound	Buy	12/15/21	731,443	754,092	(22,649)
	Canadian Dollar	Sell	10/20/21	287,375	290,174	2,799
	Euro	Sell	12/15/21	5,605,663	5,741,378	135,715
	Japanese Yen	Sell	11/17/21	788,632	795,129	6,497
	New Zealand Dollar	Sell	10/20/21	4,792,279	4,847,327	55,048
	Norwegian Krone	Buy	12/15/21	521,452	521,649	(197)
	Swedish Krona	Buy	12/15/21	732,167	745,747	(13,580)
	Swiss Franc	Buy	12/15/21	518,141	528,069	(9,928)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/20/21	1,755,795	1,778,232	22,437
	British Pound	Sell	12/15/21	371,382	365,910	(5,472)
	Canadian Dollar	Sell	10/20/21	349,982	430,550	80,568
	Euro	Sell	12/15/21	14,385	46,869	32,484
	Hong Kong Dollar	Sell	11/17/21	4,131,996	4,133,321	1,325
	Japanese Yen	Sell	11/17/21	8,348,375	8,370,725	22,350
	New Zealand Dollar	Sell	10/20/21	5,246	74,242	68,996
	Norwegian Krone	Sell	12/15/21	1,697,913	1,709,554	11,641
	Swedish Krona	Buy	12/15/21	549,179	559,367	(10,188)
	Swiss Franc	Sell	12/15/21	59,017	64,776	5,759
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	1,798,668	1,851,186	(52,518)
	British Pound	Sell	12/15/21	508,156	536,525	28,369
	Canadian Dollar	Sell	10/20/21	1,208,238	1,220,364	12,126
	Euro	Sell	12/15/21	1,563,766	1,606,549	42,783
	Hong Kong Dollar	Sell	11/17/21	233,976	234,055	79

Master Intermediate Income Trust 69

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $194,404,303) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank cont.
	Japanese Yen	Buy	11/17/21	$2,284,228	$2,303,196	$(18,968)
	New Zealand Dollar	Sell	10/20/21	1,279,041	1,284,374	5,333
	Norwegian Krone	Buy	12/15/21	3,118,550	3,143,092	(24,542)
	Swedish Krona	Sell	12/15/21	844,675	844,459	(216)
UBS AG
	Australian Dollar	Buy	10/20/21	311,033	305,987	5,046
	British Pound	Sell	12/15/21	96,080	82,666	(13,414)
	Canadian Dollar	Buy	10/20/21	1,561,457	1,547,155	14,302
	Euro	Buy	12/15/21	5,776,538	5,926,936	(150,398)
	Hong Kong Dollar	Buy	11/17/21	459,550	459,824	(274)
	Japanese Yen	Buy	11/17/21	6,078,448	6,142,040	(63,592)
	New Zealand Dollar	Sell	10/20/21	2,845,036	2,855,389	10,353
	Norwegian Krone	Sell	12/15/21	3,217,099	3,243,470	26,371
	Swedish Krona	Buy	12/15/21	4,561,356	4,644,666	(83,310)
	Swiss Franc	Sell	12/15/21	1,707,394	1,734,756	27,362
WestPac Banking Corp.
	British Pound	Buy	12/15/21	411,673	422,627	(10,954)
	Canadian Dollar	Buy	10/20/21	1,102,525	1,114,886	(12,361)
	Euro	Sell	12/15/21	761,466	779,925	18,459
	Japanese Yen	Sell	11/17/21	191,925	193,503	1,578
	New Zealand Dollar	Sell	10/20/21	1,686,175	1,696,199	10,024
Unrealized appreciation						1,251,755
Unrealized (depreciation)						(1,785,974)
Total						$(534,219)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	738	$162,400,360	$162,400,360	Dec-21	$90,588
U.S. Treasury Note 5 yr (Long)	125	15,342,774	15,342,774	Dec-21	(119,359)
U.S. Treasury Note Ultra 10 yr (Short)	110	15,977,500	15,977,500	Dec-21	222,562
Unrealized appreciation					313,150
Unrealized (depreciation)					(119,359)
Total					$193,791

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/21 (premiums $6,578,294)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985	$18,054,200	$107,422

70 Master Intermediate Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/21 (premiums $6,578,294) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Citibank, N.A.
(0.944)/3 month USD-LIBOR-BBA/Oct-26	Oct-21/0.944		$10,752,000	$6,666
0.944/3 month USD-LIBOR-BBA/Oct-26	Oct-21/0.944		10,752,000	82,790
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		3,799,800	189,230
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		3,799,800	272,484
Goldman Sachs International
1.722/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	2,049,600	129,935
(1.722)/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	2,049,600	197,981
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$1,653,100	23,722
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		2,639,000	32,328
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	83,990
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$11,760,300	101,256
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		2,639,000	149,922
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		1,653,100	180,849
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	613,678
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$11,760,300	1,517,668
Morgan Stanley & Co. International PLC
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		1,621,300	38,717
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		1,621,300	39,770
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		3,902,100	67,740
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		3,902,100	142,895
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		1,621,300	168,599
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		1,621,300	172,895
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		3,150,300	577,040
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		3,150,300	715,874
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		3,150,300	721,671
NatWest Markets PLC
0.84/6 month GBP-LIBOR-BBA/Sep-23	Sep-22/0.84	GBP	41,615,900	73,456
0.68/6 month GBP-LIBOR-BBA/Sep-23	Sep-22/0.68	GBP	41,615,900	105,978
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$241,000	10,387
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		482,100	108,709
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		4,407,800	219,817
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		4,407,800	259,531
Total				$7,113,000

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $89,068)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.30	$13,861,916	GBP	10,287,900	$21,611
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.14	13,784,365	EUR	11,900,000	20,387

Master Intermediate Income Trust 71

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $89,068) cont.
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.15	$13,784,365	EUR	11,900,000	$33,716
UBS AG
NZD/USD (Put)	Nov-21/0.66	10,369,954	NZD	15,021,300	23,177
Total					$98,891

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		$25,327,500	$(233,646)	$544,288
2.35/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		6,660,800	(865,904)	278,754
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	2,141,400	(347,036)	251,819
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		$4,191,700	(300,126)	244,544
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		2,134,700	(155,833)	131,860
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,132,450	(258,281)	115,515
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		$2,128,300	(277,211)	113,715
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		14,629,100	(706,586)	82,654
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		5,120,200	(251,841)	58,729
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		17,405,100	(112,480)	32,199
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305		29,403,000	(35,284)	2,352
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		1,596,200	(36,113)	(926)
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		17,405,100	(112,480)	(10,617)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		5,880,600	(76,448)	(45,751)
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,132,450	(258,281)	(73,210)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		$2,134,700	(155,833)	(92,091)
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	2,141,400	(173,518)	(101,576)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		$2,128,300	(277,211)	(131,933)

72 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		$4,191,700	$(300,126)	$(169,596)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		25,327,500	(233,646)	(230,987)
(2.35)/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		6,660,800	(865,904)	(285,549)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		1,596,200	(750,495)	(550,625)
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875		2,940,300	82,328	34,666
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		17,405,100	73,319	26,108
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805		58,806,000	19,112	8,233
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085		29,258,100	401,567	(1,755)
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29		7,314,500	114,106	(17,409)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		17,405,100	73,319	(67,184)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	119,084,000	(60,235)	83,084
(1.11125)/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	119,084,000	(60,235)	(58,336)
Citibank, N.A.
(1.529)/3 month USD-LIBOR-BBA/Sep-32 (Purchased)	Sep-22/1.529		$23,488,000	(624,316)	234,645
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		934,000	(120,253)	48,914
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194		2,947,300	(72,290)	37,342
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		866,600	(27,536)	32,671
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		2,053,700	(149,612)	22,673
1.624/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624		12,236,400	(176,204)	20,068
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		1,936,700	(285,663)	10,400
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		10,644,300	(141,889)	(426)
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		10,644,300	(141,889)	(11,496)
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		1,936,700	(285,663)	(17,876)

Master Intermediate Income Trust 73

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		$866,600	$(27,536)	$(20,781)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		2,053,700	(149,612)	(26,000)
(1.624)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624		12,236,400	(176,204)	(31,080)
1.1635/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.1635		23,488,000		(71,404)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		934,000	(120,253)	(77,307)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		17,729,300	162,223	127,828
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		818,000	62,004	31,117
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		2,331,200	278,812	23,965
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		10,644,300	80,684	17,244
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		10,644,300	80,684	(2,022)
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		17,729,300	162,223	(10,815)
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		2,331,200	278,812	(15,036)
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		818,000	62,004	(32,565)
1.3075/3 month USD-LIBOR-BBA/Dec-26 (Written)	Dec-21/1.3075		45,244,600	96,145	(35,291)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075		14,147,000	74,979	(38,904)
1.849/3 month USD-LIBOR-BBA/Sep-32 (Written)	Sep-22/1.849		46,976,000	706,491	(317,088)
Goldman Sachs International
(1.383)/3 month USD-LIBOR-BBA/Oct-31 (Purchased)	Oct-21/1.383		6,088,300	(49,985)	41,583
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		739,600	(93,375)	36,595
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	14,945,400	(66,400)	17
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		$1,382,700	(126,794)	(10,356)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		1,382,700	(206,714)	(12,126)
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	14,945,400	(66,400)	(14,023)
1.383/3 month USD-LIBOR-BBA/Oct-31 (Purchased)	Oct-21/1.383		$6,088,300	(49,985)	(47,306)

74 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		$739,600	$(93,375)	$(52,260)
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	1,746,550	263,750	42,101
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	14,945,400	166,667	12,465
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	14,945,400	166,667	(692)
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	1,746,550	263,750	(18,147)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41		$6,792,100	99,165	(35,047)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07		5,740,400	118,826	(51,664)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		3,698,000	(516,333)	359,150
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	220,612
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	65,350
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$934,000	(144,396)	55,722
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	929,600	(54,979)	49,779
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$1,556,600	(89,971)	39,662
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	29,288
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$1,589,500	(183,587)	2,877
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		1,589,500	(183,587)	(19,821)
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	(25,407)
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	929,600	(54,979)	(39,772)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	(46,045)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$934,000	(100,218)	(66,473)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		1,556,600	(161,886)	(72,833)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	(111,076)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$3,698,000	(516,333)	(510,213)

Master Intermediate Income Trust 75

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		$2,822,300	$181,333	$97,934
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		2,588,400	166,564	93,907
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		2,238,000	166,843	81,374
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		2,238,000	166,843	(88,043)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		2,822,300	181,333	(114,247)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		2,588,400	166,564	(114,925)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	250,653
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		934,000	(100,498)	43,674
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		934,000	(143,089)	(90,252)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	(117,813)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		8,236,000	433,625	197,993
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		8,236,000	433,625	(118,351)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		4,379,600	(150,549)	54,307
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		1,751,900	(91,624)	12,228
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		713,100	(49,739)	8,707
1.60/3 month CAD-BA-CDOR/Oct-26 (Purchased)	Oct-21/1.60	CAD	3,841,800	(11,566)	2,815
(1.60)/3 month CAD-BA-CDOR/Oct-26 (Purchased)	Oct-21/1.60	CAD	3,841,800	(11,566)	(6,734)
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		$713,100	(49,739)	(6,917)
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		1,751,900	(91,624)	(8,041)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		4,379,600	(150,549)	(66,920)
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		1,854,000	50,522	28,311
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		756,700	99,506	16,731

76 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank cont.
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		$1,854,000	$50,522	$927
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		756,700	99,506	(4,162)
UBS AG
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	2,804,800	(146,695)	75,115
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$1,114,500	(62,356)	66,346
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,103,600	(165,032)	58,457
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		$9,287,700	(62,646)	57,677
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		2,786,300	(59,070)	46,113
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	1,682,900	(132,385)	45,226
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$3,715,100	(58,884)	42,798
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	701,200	(106,103)	30,134
(0.762)/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	848,500	(78,254)	23,266
(1.175)/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	1,981,900	(180,164)	21,150
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$875,900	(79,050)	10,248
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		3,893,200	(181,034)	2,570
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,078,300	(110,618)	1,938
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,078,300	(110,618)	(1,788)
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$3,893,200	(181,034)	(7,086)
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	701,200	(106,103)	(29,281)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$3,715,100	(58,884)	(30,947)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		875,900	(79,050)	(30,972)
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	1,682,900	(132,385)	(34,075)
1.175/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	1,981,900	(180,164)	(39,469)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		$9,287,700	(62,646)	(40,123)

Master Intermediate Income Trust 77

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,103,600	(165,032)	(43,105)
0.762/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	848,500	(78,254)	(44,004)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$1,114,500	$(62,356)	$(46,218)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		2,786,300	(59,070)	(47,590)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	2,804,800	(146,695)	(49,969)
0.32/6 month EUR-EURIBOR-Reuters/Sep-52 (Purchased)	Sep-22/0.32	EUR	4,156,500	(252,651)	(71,835)
(0.16)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.16	EUR	4,156,500	166,270	47,521
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$2,229,000	59,236	39,453
(0.00)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.00	EUR	4,156,500	107,780	29,610
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	789,300	63,277	27,758
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	789,300	63,277	(9,728)
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$2,229,000	59,236	(62,704)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		6,131,500	(125,542)	63,400
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		4,379,600	(89,891)	47,256
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		3,664,100	(248,060)	31,731
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		2,591,000	(129,226)	13,940
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		2,591,000	(129,226)	(18,241)
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		3,664,100	(248,060)	(19,273)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		4,379,600	(89,891)	(33,635)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		6,131,500	(125,542)	(44,699)
Unrealized appreciation					5,241,856
Unrealized (depreciation)					(5,120,044)
Total					$121,812

78 Master Intermediate Income Trust

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $24,649,941)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 10/1/51	$1,000,000	10/21/21	$1,051,654
Uniform Mortgage-Backed Securities, 3.00%, 10/1/51	4,000,000	10/14/21	4,186,090
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	9,000,000	10/14/21	9,280,196
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	4,000,000	11/10/21	4,002,906
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	6,000,000	10/14/21	6,015,375
Total			$24,536,221

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$5,944,600	$681,489	$(179,227)	3/2/31	3 month USD-LIBOR-BBA — Quarterly	2.7725% — Semiannually	$514,965
5,478,300	249,263	(1,109)	12/2/23	3 month USD-LIBOR-BBA — Quarterly	2.536% — Semiannually	293,550
1,338,000	262,783 E	(46)	11/29/53	2.793% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(262,829)
902,800	31,183 E	(20)	11/20/39	3 month USD-LIBOR-BBA — Quarterly	2.55% — Semiannually	31,163
3,186,100	196,009	(45)	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(217,844)
2,087,500	39,349 E	(23)	6/5/29	3 month USD-LIBOR-BBA — Quarterly	2.2225% — Semiannually	39,326
174,600	17,940 E	(6)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(17,946)
831,700	73,497 E	(28)	7/5/52	2.25% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(73,526)
911,300	44,098	(13)	1/22/31	2.035% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(47,417)
1,368,300	10,686 E	(47)	8/8/52	1.9185% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(10,733)
1,417,500	89,614 E	(48)	9/12/52	1.626% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	89,566
37,998,200	18,999	(106,487)	10/15/21	3 month USD-LIBOR-BBA — Quarterly	1.316% — Semiannually	132,709
39,518,100	31,614	(105,427)	10/21/21	3 month USD-LIBOR-BBA — Quarterly	1.5025% — Semiannually	179,470

Master Intermediate Income Trust 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$174,200	$2,265 E	$(6)	1/16/55	2.032% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(2,271)
83,000	30 E	(3)	1/24/55	3 month USD-LIBOR-BBA — Quarterly	1.977% — Semiannually	27
582,800	82,647 E	(20)	3/4/52	1.265% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	82,627
77,168,200	14,662	(291)	10/15/21	0.571% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(197,044)
3,705,700	465,695 E	(126)	1/27/47	3 month USD-LIBOR-BBA — Quarterly	1.27% — Semiannually	(464,462)
313,000	36,139 E	(11)	3/7/50	1.275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	36,128
697,700	164,769 E	(24)	3/10/52	0.8725% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	164,745
762,900	208,615 E	(26)	3/11/52	0.717% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	208,589
1,138,200	63,773 E	(16)	3/17/32	3 month USD-LIBOR-BBA — Quarterly	1.03% — Semiannually	(63,789)
5,944,600	674,890	(792,726)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	2.764% — Semiannually	(99,580)
475,000	21,190 E	(6)	3/24/32	3 month USD-LIBOR-BBA — Quarterly	1.07% — Semiannually	(21,196)
268,600	25,573 E	(4)	3/24/35	3 month USD-LIBOR-BBA — Quarterly	0.968% — Semiannually	(25,577)
1,504,600	120,970 E	(21)	4/25/32	0.7925% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	120,949
298,100	22,441 E	(6)	6/21/37	3 month USD-LIBOR-BBA — Quarterly	1.232% — Semiannually	(22,447)
238,500	18,078 E	(5)	6/20/40	3 month USD-LIBOR-BBA — Quarterly	1.204% — Semiannually	(18,083)
245,900	19,866 E	(5)	6/28/37	3 month USD-LIBOR-BBA — Quarterly	1.168% — Semiannually	(19,871)
66,900	5,216 E	(1)	7/3/40	3 month USD-LIBOR-BBA — Quarterly	1.177% — Semiannually	(5,217)

80 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$12,039,900	$243,447	$(97)	7/14/25	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	$(239,329)
5,556,900	380,036	(74)	7/15/30	3 month USD-LIBOR-BBA — Quarterly	0.645% — Semiannually	(374,062)
5,481,300	118,451	(52)	8/31/25	0.3084% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	117,560
8,566,800	190,097	(69)	8/12/25	3 month USD-LIBOR-BBA — Quarterly	0.277% — Semiannually	(188,397)
2,570,000	429,241 E	202,186	9/2/52	3 month USD-LIBOR-BBA — Quarterly	1.188% — Semiannually	(227,055)
10,951,700	239,842	(103)	10/13/25	0.344% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	225,288
18,839,700	8,855	(71)	9/16/22	3 month USD-LIBOR-BBA — Quarterly	0.214% — Semiannually	9,537
11,576,800	223,085	(94)	10/13/25	0.41% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	204,150
10,644,000	222,672	(160,247)	10/16/25	0.37% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	53,160
5,697,000	356,461	(20,217)	10/16/30	0.75% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	318,550
7,485,000	1,178,064	(20,169)	10/16/50	1.16% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,120,123
3,504,400	169,613	—	12/7/30	3 month USD-LIBOR-BBA — Quarterly	0.932% — Semiannually	(159,540)
2,873,600	154,456	—	12/7/30	0.871% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	146,751
11,576,800	207,919	(94)	11/16/25	0.471% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	189,375
1,010,900	125,190	(34)	12/17/50	1.305% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	121,391
12,410,300	38,100	(78)	12/2/23	0.300% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	26,911
13,474,000	936,982	(257)	12/2/33	3 month USD-LIBOR-BBA — Quarterly	1.02% — Semiannually	(893,108)

Master Intermediate Income Trust 81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$11,836,700	$245,848	$(96)	12/16/25	3 month USD-LIBOR-BBA — Quarterly	0.428% — Semiannually	$(231,750)
1,657,300	78,606	(23)	6/22/31	3 month USD-LIBOR-BBA — Quarterly	1.0025% — Semiannually	(74,112)
204,000	15,435	(7)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.509% — Semiannually	(14,797)
204,000	13,646	(7)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.546% — Semiannually	(12,990)
11,140,400	179,026	(90)	1/13/26	0.5615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	168,567
1,175,000	51,324	(40)	1/14/51	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	(47,575)
2,158,500	66,417	(31)	4/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	55,381
2,088,800	68,596	(30)	7/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	64,000
5,802,300	20,308	17,330	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	34,632
1,700,000	62,951	(23)	1/27/31	1.075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	60,081
12,637,900	73,300 E	(70)	1/31/25	0.735% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	73,229
946,000	28,673	(13)	2/4/31	1.153% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	27,122
903,000	41,448	(31)	2/4/51	3 month USD-LIBOR-BBA — Quarterly	1.635% — Semiannually	(39,321)
5,838,000	137,135	(77)	2/9/31	3 month USD-LIBOR-BBA — Quarterly	1.231% — Semiannually	(127,909)
11,604,600	187,646	(26,494)	3/9/26	0.5996% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	157,722
2,344,100	37,529	(19)	2/10/26	0.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	36,005
1,917,100	48,598	(25)	2/16/31	1.212% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	45,974

82 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,465,000	$36,694	$(46)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	1.377% — Semiannually	$(31,569)
3,598,000	42,133	(48)	2/22/31	1.3659% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	37,407
3,110,000	19,811	(41)	2/24/31	1.4255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	15,634
1,089,000	2,156	(14)	3/2/31	1.51882% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(3,398)
6,800,000	21,624	(90)	3/5/31	3 month USD-LIBOR-BBA — Quarterly	1.5324% — Semiannually	27,957
5,802,300	13,577	(77)	3/15/31	1.525% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(17,288)
1,228,800	38,609 E	(19)	3/20/34	2.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(38,627)
5,959,500	9,595	(56)	4/1/26	0.94375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(16,376)
11,604,600	30,636	(110)	4/15/26	1.045% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(83,492)
4,092,300	85,734	(54)	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.734% — Semiannually	117,282
1,534,600	109,601	(52)	4/15/51	2.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(124,285)
5,802,300	104,383	(77)	4/21/31	1.702% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(146,794)
5,730,300	44,066	(76)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	79,863
5,802,300	34,118	(77)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.573% — Semiannually	67,112
270,000	980	(4)	5/10/31	1.5475% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,570)
5,802,300	71,716	(77)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	105,264
3,453,700	32,258	(46)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(51,064)

Master Intermediate Income Trust 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$11,460,600	$81,256	$(108)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	$(50,326)
1,996,800	19,569	(28)	9/1/31	1.63% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(22,110)
1,161,500	11,023	(16)	9/7/31	1.6275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(12,210)
1,124,500	12,741	(16)	9/7/31	1.647% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(13,905)
5,802,300	23,673	(77)	6/16/31	3 month USD-LIBOR-BBA — Quarterly	1.558% — Semiannually	49,678
2,504,000	3,581	(9)	6/10/23	3 month USD-LIBOR-BBA — Quarterly	0.2215% — Semiannually	(2,049)
3,947,100	17,801	(52)	6/14/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	(883)
3,110,000	14,928	(41)	6/11/31	1.461% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,181
5,802,300	34,930	(77)	6/23/31	3 month USD-LIBOR-BBA — Quarterly	1.45% — Semiannually	(12,269)
1,401,000	658	(19)	6/21/31	1.52% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(6,544)
5,937,600	25,057	(79)	6/29/31	3 month USD-LIBOR-BBA — Quarterly	1.47% — Semiannually	(2,873)
6,471,000	27,178	(61)	6/28/26	0.933% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	11,592
851,400	4,257	(11)	7/6/31	3 month USD-LIBOR-BBA — Quarterly	1.463% — Semiannually	(1,611)
10,469,600	30,676	(99)	7/6/26	0.963% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	10,260
3,992,000	22,235	(53)	7/9/31	3 month USD-LIBOR-BBA — Quarterly	1.457% — Semiannually	(10,194)
4,652,000	25,028	(62)	7/15/31	3 month USD-LIBOR-BBA — Quarterly	1.46% — Semiannually	(12,022)
3,530,000	73,212	(47)	7/27/31	3 month USD-LIBOR-BBA — Quarterly	1.2975% — Semiannually	(65,951)

84 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$23,013,800	$255,453	$(217)	8/4/26	3 month USD-LIBOR-BBA — Quarterly	0.806% — Semiannually	$(230,889)
3,287,000	155,705	(112)	7/29/51	3 month USD-LIBOR-BBA — Quarterly	1.6295% — Semiannually	(147,499)
5,292,000	218,930	(180)	8/3/51	1.65537% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	205,657
2,463,000	140,095	(84)	8/11/51	1.591% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	135,013
4,125,000	82,046	(55)	8/10/31	3 month USD-LIBOR-BBA — Quarterly	1.31% — Semiannually	(75,210)
5,698,700	119,502	(76)	8/18/31	3 month USD-LIBOR-BBA — Quarterly	1.30% — Semiannually	(111,596)
1,999,700	43,913	(27)	8/20/31	1.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	41,254
1,531,500	44,077 E	(22)	8/23/33	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	44,055
14,903,800	129,514	(141)	9/2/26	0.873% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	120,328
7,935,600	66,421	(75)	9/1/26	0.879% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	61,326
1,602,900	33,260 E	(23)	9/1/33	1.66% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	33,237
2,700,000	50,652	(38)	10/1/31	1.333% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	50,614
92,192,000	850,932 E	(994,039)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(143,106)
98,513,000	167,472 E	175,026	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	7,554
19,291,000	406,654 E	(468,644)	12/15/31	1.35% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(61,989)
6,373,000	293,923 E	282,911	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(11,011)
4,164,400	63,799	(55)	9/13/31	1.366% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	61,137

Master Intermediate Income Trust 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$297,600	$4,812	$(4)	9/14/31	3 month USD-LIBOR-BBA — Quarterly	1.357% — Semiannually	$(4,642)
	4,888,000	101,622 E	(30,992)	12/15/31	1.10% — Annually	Secured Overnight Financing Rate — Annually	70,630
	1,200,100	22,034 E	(17)	9/15/32	3 month USD-LIBOR-BBA — Quarterly	1.529% — Semiannually	(22,051)
	2,393,000	46,305	(32)	9/17/31	1.324% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	45,152
	8,144,000	34,449 E	(77)	12/21/26	1.0575% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	34,372
	2,268,000	37,467	(30)	9/23/31	1.355% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	36,819
	1,245,000	15,911	(17)	9/27/31	1.3955% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	15,720
	22,534,600	25,239 E	(213)	10/5/26	1.046% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	25,026
	1,642,000	4,138	(56)	9/30/51	1.8375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(4,272)
	4,324,000	3,200	(147)	9/30/51	3 month USD-LIBOR-BBA — Quarterly	1.824% — Semiannually	(3,144)
	11,086,200	59,089 E	(147)	10/7/31	1.59% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(59,236)
AUD	79,300	3,190 E	(1)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	3,189
AUD	266,900	14,734 E	(3)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	14,731
AUD	99,100	5,942 E	(1)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	5,941
AUD	155,200	9,525 E	(2)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	9,523
AUD	579,100	44,830 E	(7)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	44,823

86 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	37,200	$3,754 E	$(1)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$3,753
AUD	1,800,000	30,828	(20)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	42,583
AUD	5,520,000	115,929 E	20,464	12/15/31	6 month AUD-BBR-BBSW — Semiannually	1.395% — Semiannually	(95,465)
CAD	4,641,000	106,370 E	20,691	12/15/31	3 month CAD-BA-CDOR — Semiannually	1.70% — Semiannually	(85,679)
CHF	1,464,000	17,893 E	17,866	12/15/31	0.050% plus Swiss Average Rate Overnight — Annually	—	(27)
EUR	512,400	153,358 E	(20)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(153,378)
EUR	696,900	189,010	(27)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	196,443
EUR	770,000	188,037	(29)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(194,761)
EUR	778,400	176,428	(30)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(182,908)
EUR	898,100	175,782	(34)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(181,999)
EUR	802,800	203,625 E	(30)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	203,595
EUR	929,000	162,707	(36)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(170,615)
EUR	741,300	123,359 E	(28)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(123,387)

Master Intermediate Income Trust 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	676,400	$86,828	$(26)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$(91,852)
EUR	395,500	37,796	(15)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(40,374)
EUR	1,468,500	30,364 E	(56)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	30,308
EUR	906,000	102,690 E	(34)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(102,724)
EUR	1,215,200	102,377	(46)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	99,347
EUR	4,960,100	151,510	(187)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	176,712
EUR	574,000	78,191 E	(21)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	78,170
EUR	260,400	66,628 E	(10)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	66,618
EUR	1,696,600	111,410 E	(36)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	(111,446)
EUR	833,300	51,158 E	(18)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	51,140
EUR	1,129,700	68,753 E	(26)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	68,727
EUR	388,100	23,624 E	(9)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	23,615

88 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,055,800	$8,964	$(43)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	$13,647
EUR	1,088,000	3,378	(19)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(6,070)
EUR	924,200	8,639	(16)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	7,258
EUR	5,740,000	113,763 E	29,080	12/15/31	6 month EUR-EURIBOR-REUTERS — Semiannually	0.02% — Annually	(84,683)
EUR	311,700	14,547 E	(13)	9/14/52	6 month EUR-EURIBOR-REUTERS — Semiannually	0.374% — Annually	(14,560)
GBP	703,500	13,394	(14)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(10,863)
GBP	281,000	10,435 E	(1,311)	12/15/31	0.6525% — Annually	Sterling Overnight Index Average — Annually	9,123
JPY	49,618,300	27,022 E	(14)	8/29/43	0.7495% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	(27,036)
JPY	119,698,500	9,809	(9,439)	2/25/31	0.003% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	291
JPY	63,267,700	27,343 E	(19)	8/29/43	0.194% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	27,324
NOK	12,457,000	37,492 E	(4,102)	12/15/31	1.63% — Annually	3 month USD-LIBOR-BBA — Semiannually	33,390
NZD	2,880,000	51,097 E	10,176	12/15/31	3 month NZD-BBR-FRA — Quarterly	2.03% — Semiannually	(40,921)
SEK	16,711,000	52,093 E	(8,376)	12/15/31	0.65% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	43,713
Total			$(2,160,283)	$392,831
E Extended effective date.

Master Intermediate Income Trust 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$1,072,837	$1,065,128	$—	9/29/25	(0.0165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 − Annually	$(6,492)
1,032,736	1,023,126	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	(9,210)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(15,702)
Total		$—		Total	$(15,702)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
EUR	7,000,000	$1,030,422	$(129)	5/15/30	(.655%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	$1,030,293
EUR	7,000,000	1,023,935	(129)	5/15/30	(.6625%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	1,023,806
EUR	3,497,000	943,906	(125)	5/15/40	(.961%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	943,781
EUR	1,979,000	57,814	—	7/15/27	(1.40%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	57,814
EUR	2,145,000	19,654	(25)	9/15/23	(1.4375%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	19,629
EUR	2,145,000	19,132	(25)	9/15/23	(1.44125%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	19,107
EUR	2,145,000	18,983	(25)	9/15/23	(1.4425%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	18,957
EUR	2,145,000	18,809	(25)	9/15/23	(1.44375%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	18,784

90 Master Intermediate Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
EUR	1,979,000	$41,446	$—	7/15/37	1.71% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	$(41,446)
EUR	3,497,000	1,455,880	(165)	5/15/50	1.13% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(1,456,045)
EUR	7,000,000	1,936,784	(248)	5/15/40	0.935% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(1,937,033)
EUR	7,000,000	1,945,866	(248)	5/15/40	0.93% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(1,946,114)
GBP	4,004,000	50,875	(86)	12/15/28	3.665% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(50,960)
GBP	1,121,000	58,152	(26)	3/15/28	3.3875% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(58,178)
GBP	2,402,000	132,598	(56)	2/15/28	3.34% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(132,654)
GBP	4,253,000	148,821	(56)	11/15/24	3.385% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(148,876)
GBP	3,123,000	153,884	(72)	3/15/28	3.4025% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(153,956)
GBP	4,484,000	269,280	(106)	3/15/28	3.34% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(269,386)
	$30,720,000	26,726	113	9/14/26	2.783% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	26,840
	20,618,000	116,698	(376)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(117,076)
Total			$(1,809)	$(3,152,713)

Master Intermediate Income Trust 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$4,375	$64,000	$18,208	5/11/63	300 bp — Monthly	$(13,801)
CMBX NA BBB−.6 Index	B+/P	8,497	141,000	40,115	5/11/63	300 bp — Monthly	(31,547)
CMBX NA BBB−.6 Index	B+/P	17,409	282,000	80,229	5/11/63	300 bp — Monthly	(62,679)
CMBX NA BBB−.6 Index	B+/P	16,587	291,000	82,790	5/11/63	300 bp — Monthly	(66,057)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	5,963	47,000	4,916	5/11/63	200 bp — Monthly	1,063
CMBX NA A.6 Index	BBB+/P	6,566	55,000	5,753	5/11/63	200 bp — Monthly	831
CMBX NA A.6 Index	BBB+/P	12,898	77,000	8,054	5/11/63	200 bp — Monthly	4,869
CMBX NA A.6 Index	BBB+/P	11,798	78,000	8,159	5/11/63	200 bp — Monthly	3,665
CMBX NA A.6 Index	BBB+/P	16,373	118,000	12,343	5/11/63	200 bp — Monthly	4,069
CMBX NA A.6 Index	BBB+/P	19,606	127,000	13,284	5/11/63	200 bp — Monthly	6,364
CMBX NA A.6 Index	BBB+/P	28,477	161,000	16,841	5/11/63	200 bp — Monthly	11,690
CMBX NA A.6 Index	BBB+/P	20,798	177,000	18,514	5/11/63	200 bp — Monthly	2,342
CMBX NA A.6 Index	BBB+/P	51,371	309,000	32,321	5/11/63	200 bp — Monthly	19,153
CMBX NA BB.11 Index	BB−/P	77,970	138,000	11,620	11/18/54	500 bp — Monthly	66,465
CMBX NA BB.13 Index	BB−/P	15,196	152,000	14,455	12/16/72	500 bp — Monthly	868
CMBX NA BB.13 Index	BB−/P	16,037	176,000	16,738	12/16/72	500 bp — Monthly	(554)
CMBX NA BB.13 Index	BB−/P	26,330	279,000	26,533	12/16/72	500 bp — Monthly	30
CMBX NA BB.13 Index	BB−/P	48,322	530,000	50,403	12/16/72	500 bp — Monthly	(1,640)
CMBX NA BB.6 Index	B-/P	119,351	802,086	360,778	5/11/63	500 bp — Monthly	(240,757)
CMBX NA BB.7 Index	B/P	64,660	1,267,000	427,106	1/17/47	500 bp — Monthly	(361,390)
CMBX NA BB.9 Index	B+/P	3,258	16,000	3,314	9/17/58	500 bp — Monthly	(43)
CMBX NA BB.9 Index	B+/P	32,267	158,000	32,722	9/17/58	500 bp — Monthly	(323)
CMBX NA BBB− .12 Index	BBB−/P	43,751	276,000	12,751	8/17/61	300 bp — Monthly	31,138

92 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB− .14 Index	BBB−/P	$1,028	$33,000	$1,132	12/16/72	300 bp — Monthly	$(87)
CMBX NA BBB− .14 Index	BBB−/P	10,128	330,000	11,319	12/16/72	300 bp — Monthly	(1,026)
CMBX NA BBB− .14 Index	BBB−/P	12,318	377,000	12,931	12/16/72	300 bp — Monthly	(424)
CMBX NA BBB−.10 Index	BB+/P	20,182	185,000	16,188	11/17/59	300 bp — Monthly	4,087
CMBX NA BBB−.11 Index	BBB−/P	3,883	62,000	2,753	11/18/54	300 bp — Monthly	1,162
CMBX NA BBB−.12 Index	BBB−/P	2,419	58,000	2,680	8/17/61	300 bp — Monthly	(232)
CMBX NA BBB−.12 Index	BBB−/P	8,250	140,000	6,468	8/17/61	300 bp — Monthly	1,852
CMBX NA BBB−.14 Index	BBB−/P	1,626	50,000	1,715	12/16/72	300 bp — Monthly	(64)
CMBX NA BBB−.14 Index	BBB−/P	2,199	52,000	1,784	12/16/72	300 bp — Monthly	442
CMBX NA BBB−.14 Index	BBB−/P	6,901	138,000	4,733	12/16/72	300 bp — Monthly	2,236
CMBX NA BBB−.14 Index	BBB−/P	10,394	228,000	7,820	12/16/72	300 bp — Monthly	2,688
CMBX NA BBB−.6 Index	B+/P	1,199	15,000	4,268	5/11/63	300 bp — Monthly	(3,061)
CMBX NA BBB−.6 Index	B+/P	36,513	127,000	36,132	5/11/63	300 bp — Monthly	445
CMBX NA BBB−.6 Index	B+/P	36,513	127,000	36,132	5/11/63	300 bp — Monthly	445
CMBX NA BBB−.6 Index	B+/P	74,771	254,000	72,263	5/11/63	300 bp — Monthly	2,635
CMBX NA BBB−.6 Index	B+/P	17,107	260,000	73,970	5/11/63	300 bp — Monthly	(56,733)
CMBX NA BBB−.6 Index	B+/P	21,761	330,000	93,885	5/11/63	300 bp — Monthly	(71,959)
CMBX NA BBB−.6 Index	B+/P	23,964	352,000	100,144	5/11/63	300 bp — Monthly	(76,004)
CMBX NA BBB−.6 Index	B+/P	169,450	2,661,000	757,055	5/11/63	300 bp — Monthly	(586,274)
Credit Suisse International
CMBX NA BB.7 Index	B/P	30,497	228,000	76,859	1/17/47	500 bp — Monthly	(46,171)
CMBX NA BBB−.6 Index	B+/P	52,816	478,000	135,991	5/11/63	300 bp — Monthly	(82,936)
CMBX NA BBB−.6 Index	B+/P	129,498	1,172,000	333,434	5/11/63	300 bp — Monthly	(203,350)

Master Intermediate Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB−.6 Index	B+/P	$1,121,536	$11,936,000	$3,395,792	5/11/63	300 bp — Monthly	$(2,268,288)
CMBX NA BBB−.7 Index	BB−/P	51,226	780,000	140,946	1/17/47	300 bp — Monthly	(89,330)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	19,238	162,000	16,945	5/11/63	200 bp — Monthly	2,346
CMBX NA BB.6 Index	B-/P	70,315	158,104	71,115	5/11/63	500 bp — Monthly	(668)
CMBX NA BB.9 Index	B+/P	4,448	11,000	2,278	9/17/58	500 bp — Monthly	2,179
CMBX NA BBB− .13 Index	BBB−/P	1,900	12,000	598	12/16/72	300 bp — Monthly	1,308
CMBX NA BBB− .13 Index	BBB−/P	1,906	32,000	1,594	12/16/72	300 bp — Monthly	328
CMBX NA BBB− .13 Index	BBB−/P	2,484	42,000	2,092	12/16/72	300 bp — Monthly	414
CMBX NA BBB− .13 Index	BBB−/P	7,522	48,000	2,390	12/16/72	300 bp — Monthly	5,156
CMBX NA BBB−.13 Index	BBB−/P	2,443	38,000	1,892	12/16/72	300 bp — Monthly	569
CMBX NA BBB−.13 Index	BBB−/P	4,148	66,000	3,287	12/16/72	300 bp — Monthly	894
CMBX NA BBB−.13 Index	BBB−/P	5,981	130,000	6,474	12/16/72	300 bp — Monthly	(428)
CMBX NA BBB−.14 Index	BBB−/P	1,516	40,000	1,372	12/16/72	300 bp — Monthly	164
CMBX NA BBB−.14 Index	BBB−/P	1,440	50,000	1,715	12/16/72	300 bp — Monthly	(250)
CMBX NA BBB−.14 Index	BBB−/P	3,689	83,000	2,847	12/16/72	300 bp — Monthly	883
CMBX NA BBB−.14 Index	BBB−/P	3,313	115,000	3,945	12/16/72	300 bp — Monthly	(574)
CMBX NA BBB−.14 Index	BBB−/P	7,625	166,000	5,694	12/16/72	300 bp — Monthly	2,014
CMBX NA BBB−.6 Index	B+/P	682	9,000	2,561	5/11/63	300 bp — Monthly	(1,874)
CMBX NA BBB−.6 Index	B+/P	811	11,000	3,130	5/11/63	300 bp — Monthly	(2,313)
CMBX NA BBB−.6 Index	B+/P	806	11,000	3,130	5/11/63	300 bp — Monthly	(2,318)
CMBX NA BBB−.6 Index	B+/P	1,042	13,000	3,699	5/11/63	300 bp — Monthly	(2,650)
CMBX NA BBB−.6 Index	B+/P	1,771	26,000	7,397	5/11/63	300 bp — Monthly	(5,613)
CMBX NA BBB−.6 Index	B+/P	2,354	28,000	7,966	5/11/63	300 bp — Monthly	(5,598)

94 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$2,430	$32,000	$9,104	5/11/63	300 bp — Monthly	$(6,658)
CMBX NA BBB−.6 Index	B+/P	3,086	39,000	11,096	5/11/63	300 bp — Monthly	(7,990)
CMBX NA BBB−.6 Index	B+/P	4,415	44,000	12,518	5/11/63	300 bp — Monthly	(8,081)
CMBX NA BBB−.6 Index	B+/P	6,450	46,000	13,087	5/11/63	300 bp — Monthly	(6,614)
CMBX NA BBB−.6 Index	B+/P	15,221	54,000	15,363	5/11/63	300 bp — Monthly	(115)
CMBX NA BBB−.6 Index	B+/P	15,221	54,000	15,363	5/11/63	300 bp — Monthly	(115)
CMBX NA BBB−.6 Index	B+/P	8,034	60,000	17,070	5/11/63	300 bp — Monthly	(9,006)
CMBX NA BBB−.6 Index	B+/P	7,985	60,000	17,070	5/11/63	300 bp — Monthly	(9,055)
CMBX NA BBB−.6 Index	B+/P	5,664	64,000	18,208	5/11/63	300 bp — Monthly	(12,512)
CMBX NA BBB−.6 Index	B+/P	6,945	66,000	18,777	5/11/63	300 bp — Monthly	(11,799)
CMBX NA BBB−.6 Index	B+/P	8,625	78,000	22,191	5/11/63	300 bp — Monthly	(13,527)
CMBX NA BBB−.6 Index	B+/P	6,758	78,000	22,191	5/11/63	300 bp — Monthly	(15,394)
CMBX NA BBB−.6 Index	B+/P	7,858	91,000	25,890	5/11/63	300 bp — Monthly	(17,986)
CMBX NA BBB−.6 Index	B+/P	5,285	102,000	29,019	5/11/63	300 bp — Monthly	(23,683)
CMBX NA BBB−.6 Index	B+/P	14,022	103,000	29,304	5/11/63	300 bp — Monthly	(15,230)
CMBX NA BBB−.6 Index	B+/P	12,297	110,000	31,295	5/11/63	300 bp — Monthly	(18,943)
CMBX NA BBB−.6 Index	B+/P	12,871	115,000	32,718	5/11/63	300 bp — Monthly	(19,789)
CMBX NA BBB−.6 Index	B+/P	10,295	122,000	34,709	5/11/63	300 bp — Monthly	(24,353)
CMBX NA BBB−.6 Index	B+/P	10,295	122,000	34,709	5/11/63	300 bp — Monthly	(24,353)
CMBX NA BBB−.6 Index	B+/P	6,818	135,000	38,408	5/11/63	300 bp — Monthly	(31,522)
CMBX NA BBB−.6 Index	B+/P	7,018	137,000	38,977	5/11/63	300 bp — Monthly	(31,890)
CMBX NA BBB−.6 Index	B+/P	22,777	137,000	38,977	5/11/63	300 bp — Monthly	(16,132)
CMBX NA BBB−.6 Index	B+/P	23,502	157,000	44,667	5/11/63	300 bp — Monthly	(21,086)

Master Intermediate Income Trust 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$23,233	$158,000	$44,951	5/11/63	300 bp — Monthly	$(21,639)
CMBX NA BBB−.6 Index	B+/P	18,496	166,000	47,227	5/11/63	300 bp — Monthly	(28,648)
CMBX NA BBB−.6 Index	B+/P	18,357	169,000	48,081	5/11/63	300 bp — Monthly	(29,639)
CMBX NA BBB−.6 Index	B+/P	18,286	169,000	48,081	5/11/63	300 bp — Monthly	(29,710)
CMBX NA BBB−.6 Index	B+/P	20,534	175,000	49,788	5/11/63	300 bp — Monthly	(29,166)
CMBX NA BBB−.6 Index	B+/P	15,166	183,000	52,064	5/11/63	300 bp — Monthly	(36,806)
CMBX NA BBB−.6 Index	B+/P	51,191	187,000	53,202	5/11/63	300 bp — Monthly	(1,917)
CMBX NA BBB−.6 Index	B+/P	10,015	192,000	54,624	5/11/63	300 bp — Monthly	(44,513)
CMBX NA BBB−.6 Index	B+/P	24,103	216,000	61,452	5/11/63	300 bp — Monthly	(37,241)
CMBX NA BBB−.6 Index	B+/P	24,103	216,000	61,452	5/11/63	300 bp — Monthly	(37,241)
CMBX NA BBB−.6 Index	B+/P	59,234	223,000	63,444	5/11/63	300 bp — Monthly	(4,098)
CMBX NA BBB−.6 Index	B+/P	11,095	226,000	64,297	5/11/63	300 bp — Monthly	(53,089)
CMBX NA BBB−.6 Index	B+/P	12,285	252,000	71,694	5/11/63	300 bp — Monthly	(59,283)
CMBX NA BBB−.6 Index	B+/P	40,089	266,000	75,677	5/11/63	300 bp — Monthly	(35,455)
CMBX NA BBB−.6 Index	B+/P	13,442	271,000	77,100	5/11/63	300 bp — Monthly	(63,522)
CMBX NA BBB−.6 Index	B+/P	36,039	296,000	84,212	5/11/63	300 bp — Monthly	(48,025)
CMBX NA BBB−.6 Index	B+/P	33,021	305,000	86,773	5/11/63	300 bp — Monthly	(53,599)
CMBX NA BBB−.6 Index	B+/P	32,527	324,000	92,178	5/11/63	300 bp — Monthly	(59,490)
CMBX NA BBB−.6 Index	B+/P	47,211	452,000	128,594	5/11/63	300 bp — Monthly	(81,157)
CMBX NA BBB−.6 Index	B+/P	50,821	461,000	131,155	5/11/63	300 bp — Monthly	(80,103)
CMBX NA BBB−.6 Index	B+/P	71,741	605,000	172,123	5/11/63	300 bp — Monthly	(100,079)
CMBX NA BBB−.6 Index	B+/P	71,494	605,000	172,123	5/11/63	300 bp — Monthly	(100,326)
CMBX NA BBB−.6 Index	B+/P	37,011	765,000	217,643	5/11/63	300 bp — Monthly	(180,249)

96 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$155,865	$1,042,000	$296,449	5/11/63	300 bp — Monthly	$(140,063)
CMBX NA BBB−.7 Index	BB−/P	26,578	312,000	56,378	1/17/47	300 bp — Monthly	(29,645)
CMBX NA BBB−.7 Index	BB−/P	90,359	1,040,000	187,928	1/17/47	300 bp — Monthly	(97,049)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	9,629	120,000	28,032	5/11/63	500 bp — Monthly	(18,303)
CMBX NA BBB− .13 Index	BBB−/P	887	15,000	747	12/16/72	300 bp — Monthly	148
CMBX NA BBB− .13 Index	BBB−/P	5,046	55,000	2,739	12/16/72	300 bp — Monthly	2,335
CMBX NA BBB− .13 Index	BBB−/P	10,381	57,000	2,839	12/16/72	300 bp — Monthly	7,571
CMBX NA BBB−.12 Index	BBB−/P	3,102	49,000	2,264	8/17/61	300 bp — Monthly	862
CMBX NA BBB−.6 Index	B+/P	5,175,342	16,188,000	4,605,486	5/11/63	300 bp — Monthly	577,950
Merrill Lynch International
CMBX NA BB.6 Index	B-/P	13,977	120,506	54,203	5/11/63	500 bp — Monthly	(40,126)
CMBX NA BBB− .6 Index	B+/P	517,879	1,922,000	546,809	5/11/63	300 bp — Monthly	(27,969)
CMBX NA BBB−.6 Index	B+/P	1,391	5,000	1,423	5/11/63	300 bp — Monthly	(29)
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	182	2,000	190	12/16/72	500 bp — Monthly	(6)
CMBX NA BB.13 Index	BB−/P	5,228	57,000	5,421	12/16/72	500 bp — Monthly	(145)
CMBX NA BB.13 Index	BB−/P	6,326	66,000	6,277	12/16/72	500 bp — Monthly	105
CMBX NA BB.13 Index	BB−/P	7,574	82,000	7,798	12/16/72	500 bp — Monthly	(156)
CMBX NA BB.13 Index	BB−/P	8,078	84,000	7,988	12/16/72	500 bp — Monthly	159
CMBX NA BB.13 Index	BB−/P	10,045	108,000	10,271	12/16/72	500 bp — Monthly	(136)
CMBX NA BB.13 Index	BB−/P	27,518	286,000	27,199	12/16/72	500 bp — Monthly	558
CMBX NA BB.13 Index	BB−/P	39,480	430,000	40,893	12/16/72	500 bp — Monthly	(1,055)
CMBX NA BB.6 Index	B-/P	4,741	37,598	16,911	5/11/63	500 bp — Monthly	(12,139)
CMBX NA BB.6 Index	B-/P	8,676	46,274	20,814	5/11/63	500 bp — Monthly	(12,099)

Master Intermediate Income Trust 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6 Index	B-/P	$48,378	$189,917	$85,425	5/11/63	500 bp — Monthly	$(36,888)
CMBX NA BB.6 Index	B-/P	135,240	310,423	139,628	5/11/63	500 bp — Monthly	(4,129)
CMBX NA BB.6 Index	B-/P	142,166	322,955	145,265	5/11/63	500 bp — Monthly	(2,830)
CMBX NA BB.6 Index	B-/P	97,086	379,834	170,849	5/11/63	500 bp — Monthly	(73,446)
CMBX NA BBB− .14 Index	BBB−/P	564	20,000	686	12/16/72	300 bp — Monthly	(112)
CMBX NA BBB−.12 Index	BBB−/P	3,418	58,000	2,680	8/17/61	300 bp — Monthly	767
CMBX NA BBB−.12 Index	BBB−/P	9,660	225,000	10,395	8/17/61	300 bp — Monthly	(622)
CMBX NA BBB−.6 Index	B+/P	752	9,000	2,561	5/11/63	300 bp — Monthly	(1,804)
CMBX NA BBB−.6 Index	B+/P	1,541	21,000	5,975	5/11/63	300 bp — Monthly	(4,423)
CMBX NA BBB−.6 Index	B+/P	3,126	39,000	11,096	5/11/63	300 bp — Monthly	(7,950)
CMBX NA BBB−.6 Index	B+/P	3,446	46,000	13,087	5/11/63	300 bp — Monthly	(9,618)
CMBX NA BBB−.6 Index	B+/P	30,161	107,000	30,442	5/11/63	300 bp — Monthly	(227)
CMBX NA BBB−.6 Index	B+/P	9,375	142,000	40,399	5/11/63	300 bp — Monthly	(30,953)
CMBX NA BBB−.6 Index	B+/P	9,454	144,000	40,968	5/11/63	300 bp — Monthly	(31,442)
CMBX NA BBB−.6 Index	B+/P	48,941	186,000	52,917	5/11/63	300 bp — Monthly	(3,883)
CMBX NA BBB−.6 Index	B+/P	56,378	213,000	60,599	5/11/63	300 bp — Monthly	(4,114)
CMBX NA BBB−.6 Index	B+/P	183,195	531,000	151,070	5/11/63	300 bp — Monthly	32,391
CMBX NA BBB−.6 Index	B+/P	427,869	6,458,500	1,837,443	5/11/63	300 bp — Monthly	(1,406,342)
Upfront premium received		10,961,873		Unrealized appreciation		807,640
Upfront premium (paid)		—		Unrealized (depreciation)		(7,845,547)
Total		$10,961,873		Total		$(7,037,907)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

98 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(95,717)	$397,000	$92,739	11/17/59	(500 bp) — Monthly	$(3,371)
CMBX NA BB.10 Index	(65,025)	255,000	59,568	11/17/59	(500 bp) — Monthly	(5,670)
CMBX NA BB.10 Index	(14,611)	140,000	32,704	11/17/59	(500 bp) — Monthly	17,977
CMBX NA BB.10 Index	(12,500)	114,000	26,630	11/17/59	(500 bp) — Monthly	14,035
CMBX NA BB.11 Index	(13,993)	108,000	9,094	11/18/54	(500 bp) — Monthly	(4,989)
CMBX NA BB.11 Index	(1,556)	30,000	2,526	11/18/54	(500 bp) — Monthly	945
CMBX NA BB.8 Index	(36,522)	102,429	36,522	10/17/57	(500 bp) — Monthly	—
CMBX NA BB.8 Index	(8,940)	69,575	24,609	10/17/57	(500 bp) — Monthly	15,611
CMBX NA BB.9 Index	(1,609)	41,000	8,491	9/17/58	(500 bp) — Monthly	6,848
CMBX NA BB.9 Index	(73)	2,000	414	9/17/58	(500 bp) — Monthly	278
CMBX NA BBB− .10 Index	(82,530)	480,000	42,000	11/17/59	(300 bp) — Monthly	(40,770)
CMBX NA BBB− .10 Index	(55,015)	237,000	20,738	11/17/59	(300 bp) — Monthly	(34,396)
CMBX NA BBB− .10 Index	(28,062)	221,000	19,338	11/17/59	(300 bp) — Monthly	(8,835)
CMBX NA BBB− .10 Index	(38,410)	161,000	14,088	11/17/59	(300 bp) — Monthly	(24,403)
CMBX NA BBB− .10 Index	(24,448)	112,000	9,800	11/17/59	(300 bp) — Monthly	(14,704)
CMBX NA BBB− .10 Index	(23,069)	106,000	9,275	11/17/59	(300 bp) — Monthly	(13,847)
CMBX NA BBB− .12 Index	(13,080)	190,000	8,778	8/17/61	(300 bp) — Monthly	(4,397)
CMBX NA BBB−.10 Index	(21,532)	176,000	15,400	11/17/59	(300 bp) — Monthly	(6,220)
CMBX NA BBB−.10 Index	(6,246)	49,000	4,288	11/17/59	(300 bp) — Monthly	(1,983)
CMBX NA BBB−.10 Index	(4,717)	37,000	3,238	11/17/59	(300 bp) — Monthly	(1,498)
CMBX NA BBB−.12 Index	(70,171)	210,000	9,702	8/17/61	(300 bp) — Monthly	(60,574)
CMBX NA BBB−.12 Index	(67,433)	194,000	8,963	8/17/61	(300 bp) — Monthly	(58,567)
CMBX NA BBB−.12 Index	(51,320)	146,000	6,745	8/17/61	(300 bp) — Monthly	(44,648)

Master Intermediate Income Trust 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(240)	$4,000	$185	8/17/61	(300 bp) — Monthly	$(57)
CMBX NA BBB−.13 Index	(6,199)	106,000	5,279	12/16/72	(300 bp) — Monthly	(974)
CMBX NA BBB−.13 Index	(2,521)	50,000	2,490	12/16/72	(300 bp) — Monthly	(56)
CMBX NA BBB−.13 Index	(2,546)	50,000	2,490	12/16/72	(300 bp) — Monthly	(81)
CMBX NA BBB−.8 Index	(31,297)	198,000	25,700	10/17/57	(300 bp) — Monthly	(5,696)
CMBX NA BBB−.8 Index	(31,421)	198,000	25,700	10/17/57	(300 bp) — Monthly	(5,819)
CMBX NA BBB−.8 Index	(21,875)	140,000	18,172	10/17/57	(300 bp) — Monthly	(3,773)
CMBX NA BBB−.8 Index	(12,452)	87,000	11,293	10/17/57	(300 bp) — Monthly	(1,203)
CMBX NA BBB−.8 Index	(9,703)	62,000	8,048	10/17/57	(300 bp) — Monthly	(1,687)
CMBX NA BBB−.9 Index	(4,495)	19,000	1,469	9/17/58	(300 bp) — Monthly	(3,036)
Credit Suisse International
CMBX NA BB.10 Index	(38,693)	290,000	67,744	11/17/59	(500 bp) — Monthly	28,809
CMBX NA BB.10 Index	(34,367)	289,000	67,510	11/17/59	(500 bp) — Monthly	32,902
CMBX NA BB.10 Index	(18,893)	152,000	35,507	11/17/59	(500 bp) — Monthly	16,487
CMBX NA BB.7 Index	(61,796)	335,000	112,929	1/17/47	(500 bp) — Monthly	50,853
CMBX NA BB.7 Index	(4,770)	29,000	9,776	1/17/47	(500 bp) — Monthly	4,982
Goldman Sachs International
CMBX NA BB.6 Index	(12,481)	117,614	52,903	5/11/63	(500 bp) — Monthly	40,324
CMBX NA BB.7 Index	(32,233)	213,000	71,802	1/17/47	(500 bp) — Monthly	39,392
CMBX NA A .6 Index	(4,240)	64,000	6,694	5/11/63	(200 bp) — Monthly	2,433
CMBX NA BB.10 Index	(11,313)	50,000	11,680	11/17/59	(500 bp) — Monthly	326
CMBX NA BB.7 Index	(38,667)	236,000	79,556	1/17/47	(500 bp) — Monthly	40,692
CMBX NA BB.7 Index	(25,361)	150,000	50,565	1/17/47	(500 bp) — Monthly	25,079
CMBX NA BB.7 Index	(25,381)	125,000	42,138	1/17/47	(500 bp) — Monthly	16,652

100 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(18,621)	$102,000	$34,384	1/17/47	(500 bp) — Monthly	$15,678
CMBX NA BB.8 Index	(69,403)	191,330	67,673	10/17/57	(500 bp) — Monthly	(1,889)
CMBX NA BB.8 Index	(69,523)	191,330	67,673	10/17/57	(500 bp) — Monthly	(2,009)
CMBX NA BB.8 Index	(46,277)	131,419	46,483	10/17/57	(500 bp) — Monthly	97
CMBX NA BB.8 Index	(2,606)	22,225	7,861	10/17/57	(500 bp) — Monthly	5,237
CMBX NA BB.9 Index	(4,617)	29,000	6,006	9/17/58	(500 bp) — Monthly	1,365
CMBX NA BB.9 Index	(2,212)	14,000	2,899	9/17/58	(500 bp) — Monthly	676
CMBX NA BBB− .10 Index	(10,061)	46,000	4,025	11/17/59	(300 bp) — Monthly	(6,059)
CMBX NA BBB− .12 Index	(8,968)	46,000	2,125	8/17/61	(300 bp) — Monthly	(6,866)
CMBX NA BBB−.12 Index	(5,404)	16,000	739	8/17/61	(300 bp) — Monthly	(4,672)
CMBX NA BBB−.13 Index	(9,245)	122,000	6,076	12/16/72	(300 bp) — Monthly	(3,230)
CMBX NA BBB−.6 Index	(60,768)	223,000	63,444	5/11/63	(300 bp) — Monthly	2,565
CMBX NA BBB−.8 Index	(8,938)	57,000	7,399	10/17/57	(300 bp) — Monthly	(1,568)
JPMorgan Securities LLC
CMBX NA BB.17 Index	(495,531)	1,012,000	341,145	1/17/47	(500 bp) — Monthly	(156,360)
CMBX NA BB.8 Index	(52,536)	102,429	36,229	10/17/57	(500 bp) — Monthly	(16,392)
CMBX NA BBB− .10 Index	(10,885)	66,000	5,775	11/17/59	(300 bp) — Monthly	(5,143)
CMBX NA BBB−.10 Index	(29,298)	104,000	9,100	11/17/59	(300 bp) — Monthly	(20,250)
CMBX NA BBB−.10 Index	(15,790)	53,000	4,638	11/17/59	(300 bp) — Monthly	(11,179)
CMBX NA BBB−.11 Index	(20,115)	64,000	2,842	11/18/54	(300 bp) — Monthly	(17,306)
CMBX NA BBB−.11 Index	(5,650)	18,000	799	11/18/54	(300 bp) — Monthly	(4,859)
CMBX NA BBB−.12 Index	(1,641)	42,000	1,940	8/17/61	(300 bp) — Monthly	278
CMBX NA BBB−.7 Index	(214,338)	913,000	164,979	1/17/47	(300 bp) — Monthly	(49,816)

Master Intermediate Income Trust 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(15,875)	$279,000	$65,174	11/17/59	(500 bp) — Monthly	$49,067
CMBX NA BB.9 Index	(12,661)	325,000	67,308	9/17/58	(500 bp) — Monthly	54,376
CMBX NA BBB− .10 Index	(20,367)	94,000	8,225	11/17/59	(300 bp) — Monthly	(12,189)
CMBX NA BBB−.7 Index	(32,451)	396,000	71,557	1/17/47	(300 bp) — Monthly	38,908
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(17,831)	175,000	31,623	1/17/47	(300 bp) — Monthly	13,704
CMBX NA BB.10 Index	(45,561)	194,000	45,318	11/17/59	(500 bp) — Monthly	(404)
CMBX NA BB.10 Index	(14,683)	140,000	32,704	11/17/59	(500 bp) — Monthly	17,905
CMBX NA BB.7 Index	(39,014)	194,000	65,397	1/17/47	(500 bp) — Monthly	26,221
CMBX NA BB.7 Index	(17,547)	91,000	30,676	1/17/47	(500 bp) — Monthly	13,053
CMBX NA BB.7 Index	(11,040)	59,000	19,889	1/17/47	(500 bp) — Monthly	8,800
CMBX NA BB.7 Index	(6,055)	30,000	10,113	1/17/47	(500 bp) — Monthly	4,033
CMBX NA BB.8 Index	(34,059)	93,732	33,153	10/17/57	(500 bp) — Monthly	(984)
CMBX NA BB.8 Index	(30,651)	59,911	21,191	10/17/57	(500 bp) — Monthly	(9,510)
CMBX NA BB.9 Index	(5,010)	142,000	29,408	9/17/58	(500 bp) — Monthly	24,280
CMBX NA BB.9 Index	(5,782)	94,000	19,467	9/17/58	(500 bp) — Monthly	13,608
CMBX NA BB.9 Index	(8,785)	66,000	13,669	9/17/58	(500 bp) — Monthly	4,828
CMBX NA BB.9 Index	(3,952)	65,000	13,462	9/17/58	(500 bp) — Monthly	9,456
CMBX NA BB.9 Index	(8,614)	63,000	13,047	9/17/58	(500 bp) — Monthly	4,381
CMBX NA BB.9 Index	(9,506)	63,000	13,047	9/17/58	(500 bp) — Monthly	3,489
CMBX NA BB.9 Index	(6,928)	51,000	10,562	9/17/58	(500 bp) — Monthly	3,592
CMBX NA BB.9 Index	(1,876)	48,000	9,941	9/17/58	(500 bp) — Monthly	8,024
CMBX NA BB.9 Index	(4,541)	30,000	6,213	9/17/58	(500 bp) — Monthly	1,647
CMBX NA BB.9 Index	(4,541)	30,000	6,213	9/17/58	(500 bp) — Monthly	1,647

102 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(352)	$4,000	$828	9/17/58	(500 bp) — Monthly	$473
CMBX NA BBB− . 8 Index	(16,646)	107,000	13,889	10/17/57	(300 bp) — Monthly	(2,810)
CMBX NA BBB− . 8 Index	(8,468)	54,000	7,009	10/17/57	(300 bp) — Monthly	(1,486)
CMBX NA BBB− .10 Index	(51,248)	304,000	26,600	11/17/59	(300 bp) — Monthly	(24,800)
CMBX NA BBB− .10 Index	(17,456)	136,000	11,900	11/17/59	(300 bp) — Monthly	(5,624)
CMBX NA BBB− .10 Index	(27,435)	116,000	10,150	11/17/59	(300 bp) — Monthly	(17,343)
CMBX NA BBB− .10 Index	(24,867)	102,000	8,925	11/17/59	(300 bp) — Monthly	(15,993)
CMBX NA BBB− .10 Index	(7,908)	66,000	5,775	11/17/59	(300 bp) — Monthly	(2,166)
CMBX NA BBB− .10 Index	(13,546)	59,000	5,163	11/17/59	(300 bp) — Monthly	(8,413)
CMBX NA BBB− .10 Index	(12,006)	55,000	4,813	11/17/59	(300 bp) — Monthly	(7,221)
CMBX NA BBB− .10 Index	(4,987)	23,000	2,013	11/17/59	(300 bp) — Monthly	(2,986)
CMBX NA BBB− .10 Index	(4,325)	20,000	1,750	11/17/59	(300 bp) — Monthly	(2,585)
CMBX NA BBB−.10 Index	(19,485)	225,000	19,688	11/17/59	(300 bp) — Monthly	90
CMBX NA BBB−.10 Index	(19,495)	158,000	13,825	11/17/59	(300 bp) — Monthly	(5,749)
CMBX NA BBB−.10 Index	(10,907)	86,000	7,525	11/17/59	(300 bp) — Monthly	(3,425)
CMBX NA BBB−.10 Index	(8,751)	69,000	6,038	11/17/59	(300 bp) — Monthly	(2,748)
CMBX NA BBB−.11 Index	(9,675)	31,000	1,376	11/18/54	(300 bp) — Monthly	(8,314)
CMBX NA BBB−.13 Index	(8,074)	131,000	6,524	12/16/72	(300 bp) — Monthly	(1,615)
CMBX NA BBB−.7 Index	(14,539)	229,000	41,380	1/17/47	(300 bp) — Monthly	26,726
CMBX NA BBB−.8 Index	(21,949)	173,000	22,455	10/17/57	(300 bp) — Monthly	420
CMBX NA BBB−.8 Index	(22,003)	173,000	22,455	10/17/57	(300 bp) — Monthly	365
CMBX NA BBB−.8 Index	(21,469)	150,000	19,470	10/17/57	(300 bp) — Monthly	(2,074)
CMBX NA BBB−.8 Index	(15,428)	99,000	12,850	10/17/57	(300 bp) — Monthly	(2,631)

Master Intermediate Income Trust 103

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(8,987)	$58,000	$7,528	10/17/57	(300 bp) — Monthly	$(1,487)
CMBX NA BBB−.8 Index	(9,063)	58,000	7,528	10/17/57	(300 bp) — Monthly	(1,563)
Upfront premium received	—		Unrealized appreciation		709,614
Upfront premium (paid)	(3,066,349)		Unrealized (depreciation)		(802,972)
Total	$(3,066,349)		Total		$(93,358)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

104 Master Intermediate Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$162,880	$401	$—
Energy	37,581	—	186
Utilities and power	—	12,766	—
Total common stocks	200,461	13,167	186
Asset-backed securities	—	342,341	594,772
Convertible bonds and notes	—	12,541,097	—
Corporate bonds and notes	—	45,329,125	—
Foreign government and agency bonds and notes	—	21,704,058	—
Mortgage-backed securities	—	103,238,054	—
Purchased options outstanding	—	321,788	—
Purchased swap options outstanding	—	4,166,510	—
Senior loans	—	7,567,085	—
U.S. government and agency mortgage obligations	—	109,431,929	—
U.S. treasury obligations	—	511,901	—
Warrants	—	—	2
Short-term investments	147,000	33,726,346	—
Totals by level	$347,461	$338,893,401	$594,960

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(534,219)	$—
Futures contracts	193,791	—	—
Written options outstanding	—	(98,891)	—
Written swap options outstanding	—	(7,113,000)	—
Forward premium swap option contracts	—	121,812	—
TBA sale commitments	—	(24,536,221)	—
Interest rate swap contracts	—	2,553,114	—
Total return swap contracts	—	(3,166,606)	—
Credit default contracts	—	(15,026,789)	—
Totals by level	$193,791	$(47,800,800)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 105

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $341,634,610)	$329,918,985
Affiliated issuers (identified cost $9,916,837) (Notes 1 and 5)	9,916,837
Cash	47,214
Foreign currency (cost $4,964) (Note 1)	4,477
Dividends, interest and other receivables	2,280,229
Receivable for investments sold	692,037
Receivable for sales of TBA securities (Note 1)	24,670,678
Receivable for variation margin on futures contracts (Note 1)	10,742
Receivable for variation margin on centrally cleared swap contracts (Note 1)	383,346
Unrealized appreciation on forward premium swap option contracts (Note 1)	5,241,856
Unrealized appreciation on forward currency contracts (Note 1)	1,251,755
Unrealized appreciation on OTC swap contracts (Note 1)	1,517,254
Premium paid on OTC swap contracts (Note 1)	3,066,349
Prepaid assets	12,458
Total assets	379,014,217

LIABILITIES
Payable for investments purchased	777,498
Payable for purchases of delayed delivery securities (Note 1)	20,000
Payable for purchases of TBA securities (Note 1)	108,167,897
Payable for compensation of Manager (Note 2)	415,680
Payable for custodian fees (Note 2)	34,423
Payable for investor servicing fees (Note 2)	17,576
Payable for Trustee compensation and expenses (Note 2)	136,902
Payable for administrative services (Note 2)	654
Payable for variation margin on futures contracts (Note 1)	47,789
Payable for variation margin on centrally cleared swap contracts (Note 1)	423,798
Distributions payable to shareholders	1,130,055
Unrealized depreciation on OTC swap contracts (Note 1)	8,664,221
Premium received on OTC swap contracts (Note 1)	10,961,873
Unrealized depreciation on forward currency contracts (Note 1)	1,785,974
Unrealized depreciation on forward premium swap option contracts (Note 1)	5,120,044
Written options outstanding, at value (premiums $6,667,362) (Note 1)	7,211,891
TBA sale commitments, at value (proceeds receivable $24,649,941) (Note 1)	24,536,221
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	658,901
Other accrued expenses	159,588
Total liabilities	170,270,985

Net assets	$208,743,232

(Continued on next page)

106 Master Intermediate Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$314,451,141
Total distributable earnings (Note 1)	(105,707,909)
Total — Representing net assets applicable to capital shares outstanding	$208,743,232

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($208,743,232 divided by 51,186,687 shares)	$4.08

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 107

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Interest (including interest income of $11,607 from investments in affiliated issuers) (Note 5)	$11,959,684
Dividends	1,937
Total investment income	11,961,621

EXPENSES
Compensation of Manager (Note 2)	1,674,351
Investor servicing fees (Note 2)	111,669
Custodian fees (Note 2)	122,472
Trustee compensation and expenses (Note 2)	9,624
Administrative services (Note 2)	5,789
Auditing and tax fees	146,421
Other	194,752
Total expenses	2,265,078
Expense reduction (Note 2)	(909)
Net expenses	2,264,169

Net investment income	9,697,452

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,596,397
Foreign currency transactions (Note 1)	(25,492)
Forward currency contracts (Note 1)	(1,912,423)
Futures contracts (Note 1)	(1,073,172)
Swap contracts (Note 1)	(5,977,016)
Written options (Note 1)	1,970,566
Total net realized loss	(4,421,140)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(8,212,019)
Assets and liabilities in foreign currencies	(1,592)
Forward currency contracts	(771,380)
Futures contracts	371,327
Swap contracts	2,971,661
Written options	3,521,714
Total change in net unrealized depreciation	(2,120,289)

Net loss on investments	(6,541,429)

Net increase in net assets resulting from operations	3,156,023

The accompanying notes are an integral part of these financial statements.

108 Master Intermediate Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$9,697,452	$9,287,584
Net realized gain (loss) on investments
and foreign currency transactions	(4,421,140)	1,763,066
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(2,120,289)	(20,218,710)
Net increase (decrease) in net assets resulting
from operations	3,156,023	(9,168,060)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(1,569,668)	(10,765,727)
From return of capital	(12,762,903)	(7,761,471)
Increase in capital share transactions from reinvestment
of distributions	53,869	155,053
Decrease from capital share transactions (Note 5)	(225,056)	(2,329,812)
Total decrease in net assets	(11,347,735)	(29,870,017)
NET ASSETS
Beginning of year	220,090,967	249,960,984
End of year	$208,743,232	$220,090,967
NUMBER OF FUND SHARES
Shares outstanding at beginning of year	51,227,679	51,795,725
Shares issued in connection with reinvestment
of distributions	12,981	36,618
Shares repurchased (Note 5)	(53,973)	(604,664)
Shares outstanding at end of year	51,186,687	51,227,679

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 109

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$4.30	$4.83	$4.94	$5.03	$4.86
Investment operations:
Net investment income a	.19	.18	.24	.26	.26
Net realized and unrealized
gain (loss) on investments	(.13)	(.35)	(.02)	(.06)	.21
Total from investment operations	.06	(.17)	.22	.20	.47
Less distributions:
From net investment income	(.03)	(.21)	(.34)	(.29)	(.31)
From return of capital	(.25)	(.15)	—	—	—
Total distributions	(.28)	(.36)	(.34)	(.29)	(.31)
Increase from shares repurchased	—[e]	—[e]	.01	—[e]	.01
Net asset value, end of period	$4.08	$4.30	$4.83	$4.94	$5.03
Market value, end of period	$4.07	$4.11	$4.59	$4.52	$4.73
Total return at market value (%) b	5.82	(2.85)	9.48	1.66	14.32

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$208,743	$220,091	$249,961	$262,509	$269,544
Ratio of expenses to average
net assets (%) c	1.01	1.01	1.02	1.00	.99
Ratio of net investment income
to average net assets (%)	4.35	3.98	4.90	5.11	5.24
Portfolio turnover (%) d	1,073	995	899	715	976

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

110 Master Intermediate Income Trust

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

Master Intermediate Income Trust 111

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

112 Master Intermediate Income Trust

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Master Intermediate Income Trust 113

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

114 Master Intermediate Income Trust

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Master Intermediate Income Trust 115

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $18,718,803 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $18,721,325 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

116 Master Intermediate Income Trust

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$36,377,445	$39,152,900	$75,530,345

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from dividends payable, from defaulted bond interest, from realized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $712,672 to increase undistributed net investment income, $1,953 to increase paid-in capital and $714,625 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,353,450
Unrealized depreciation	(53,516,238)
Net unrealized depreciation	(28,162,788)
Capital loss carryforward	(75,530,345)
Cost for federal income tax purposes	$320,391,601

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

Master Intermediate Income Trust 117

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.750% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $909 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $143, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,330,416,896	$3,314,289,438
U.S. government securities (Long-term)	—	—
Total	$3,330,416,896	$3,314,289,438

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

118 Master Intermediate Income Trust

Note 4: Shares repurchased

In September 2021, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 53,973 common shares for an aggregate purchase price of $225,056, which reflects a weighted-average discount from net asset value per share of 6.97%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 604,664 common shares for an aggregate purchase price of $2,329,812, which reflected a weighted-average discount from net asset value per share of 9.46%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 2,159 shares of the fund (0.004% of the fund’s shares outstanding), valued at $8,809 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$12,804,784	$82,813,827	$85,701,774	$11,607	$9,916,837
Total Short-term
investments	$12,804,784	$82,813,827	$85,701,774	$11,607	$9,916,837

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial

Master Intermediate Income Trust 119

instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased TBA commitment option contracts (contract amount)	$69,500,000
Purchased currency option contracts (contract amount)	$43,100,000
Purchased swap option contracts (contract amount)	$617,300,000
Written equity option contracts (contract amount)	$—*
Written TBA commitment option contracts (contract amount)	$68,000,000
Written currency option contracts (contract amount)	$39,900,000
Written swap option contracts (contract amount)	$527,000,000
Futures contracts (number of contracts)	1,000
Forward currency contracts (contract amount)	$327,500,000
Centrally cleared interest rate swap contracts (notional)	$870,600,000
OTC total return swap contracts (notional)	$11,000,000
Centrally cleared total return swap contracts (notional)	$156,700,000
OTC credit default contracts (notional)	$87,800,000
Warrants (number of warrants)	2,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

120 Master Intermediate Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$2,972,991	Payables	$18,015,482
Foreign exchange	Investments,
contracts	Receivables	1,573,543	Payables	1,884,865
Equity contracts	Investments	2	Payables	—
	Investments,
	Receivables, Net
	assets —		Payables, Net
	Unrealized		assets — Unrealized
Interest rate contracts	appreciation	23,398,076*	depreciation	26,626,753*
Total		$27,944,612		$46,527,100

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(913,874)	$(913,874)
Foreign exchange contracts	854,782	—	(1,912,423)	—	(1,057,641)
Interest rate contracts	4,546,230	(1,073,172)	—	(5,063,142)	(1,590,084)
Total	$5,401,012	$(1,073,172)	$(1,912,423)	$(5,977,016)	$(3,561,599)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,687,255	$2,687,255
Foreign exchange contracts	166,183	—	(771,380)	—	(605,197)
Interest rate contracts	(4,117,715)	371,327	—	284,406	(3,461,982)
Total	$(3,951,532)	$371,327	$(771,380)	$2,971,661	$(1,379,924)

Master Intermediate Income Trust 121

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$383,346	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$383,346
OTC Total return swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	563,768	292,552	630,542	—	—	564,757	211,516	709,856	—	—	—	—	—	—	2,972,991
Futures contracts§	—	—	—	—	—	—	—	—	—	10,742	—	—	—	—	—	—	—	—	10,742
Forward currency contracts#	24,982	86,415	—	66,120	—	66,017	153,172	78,683	51,450	—	—	52,443	224,728	245,560	88,690	83,434	—	30,061	1,251,755
Forward premium swap
option contracts #	1,925,436	83,084	—	606,867	—	—	132,761	—	1,095,655	—	—	492,320	—	—	124,026	625,380	156,327	—	5,241,856
Purchased swap options**#	14,443	—	—	—	—	—	436,797	—	809,268	—	—	2,515,848	153,641	—	—	236,513	—	—	4,166,510
Purchased options**#	81,327	—	—	—	—	—	78,130	—	91,680	—	—	—	—	—	—	70,651	—	—	321,788
Total Assets	$2,046,188	$169,499	$383,346	$672,987	$563,768	$358,569	$1,431,402	$78,683	$2,048,053	$575,499	$211,516	$3,770,467	$378,369	$245,560	$212,716	$1,015,978	$156,327	$30,061	$14,348,988
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	423,798	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	423,798
OTC Total return swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	15,702	—	—	—	—	—	—	15,702
OTC Credit default
contracts — protection sold*#	220,952	—	—	—	2,313,630	4,075,648	3,215,218	—	—	4,633,824	601,371	2,939,137	—	—	—	—	—	—	17,999,780
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	47,789	—	—	—	—	—	—	—	—	47,789
Forward currency contracts#	180,392	11,491	—	43,681	—	16,913	462,034	67,749	280,259	—	—	230,894	46,354	15,660	96,244	310,988	—	23,315	1,785,974
Forward premium swap
option contracts #	1,779,209	58,336	—	708,091	—	—	241,621	—	1,208,855	—	—	326,416	—	—	92,774	588,894	115,848	—	5,120,044
Written swap options #	107,422	—	—	551,170	—	—	327,916	—	2,703,413	—	—	2,645,201	179,434	—	119,096	479,348	—	—	7,113,000
Written options #	21,611	—	—	—	—	—	20,387	—	33,716	—	—	—	—	—	—	23,177	—	—	98,891
Total Liabilities	$2,309,586	$69,827	$423,798	$1,302,942	$2,313,630	$4,092,561	$4,267,176	$67,749	$4,226,243	$4,681,613	$601,371	$6,157,350	$225,788	$15,660	$308,114	$1,402,407	$115,848	$23,315	$32,604,978
Total Financial and
Derivative Net Assets	$(263,398)	$99,672	$(40,452)	$(629,955)	$(1,749,862)	$(3,733,992)	$(2,835,774)	$10,934	$(2,178,190)	$(4,106,114)	$(389,855)	$(2,386,883)	$152,581	$229,900	$(95,398)	$(386,429)	$40,479	$6,746	$(18,255,990)

122 Master Intermediate Income Trust	Master Intermediate Income Trust 123

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Total collateral received
(pledged)†##	$(150,970)	$99,672	$—	$(629,955)	$(1,749,862)	$(3,712,504)	$(2,835,774)	$—	$(2,178,190)	$(3,994,545)	$(383,968)	$(2,325,688)	$152,581	$203,725	$—	$(334,944)	$40,479	$—
Net amount	$(112,428)	$—	$(40,452)	$—	$—	$(21,488)	$—	$10,934	$—	$(111,569)	$(5,887)	$(61,195)	$—	$26,175	$(95,398)	$(51,485)	$—	$6,746
Controlled collateral
received (including TBA
commitments)**	$—	$131,927	$—	$—	$—	$—	$—	$—	$—	$47,000	$—	$—	$176,249	$203,725	$—	$—	$100,000	$—	$658,901
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(150,970)	$—	$—	$(955,809)	$(1,788,842)	$(3,712,504)	$(2,837,437)	$—	$(2,236,618)	$(3,994,545)	$(383,968)	$(2,325,688)	$—	$—	$—	$(334,944)	$—	$—	$(18,721,325)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $456,915 and $4,331,414, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

124 Master Intermediate Income Trust	Master Intermediate Income Trust 125

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is primarily due to foreign currency losses and/or losses on swaps.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

126 Master Intermediate Income Trust

Shareholder meeting results (Unaudited)

April 20, 2021 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
28,546,176	761,190	568,094

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	28,756,433	1,119,032
Ravi Akhoury	28,321,620	1,553,845
Barbara M. Baumann	26,208,965	3,666,500
Katinka Domotorffy	28,361,671	1,513,794
Catharine Bond Hill	28,391,828	1,483,637
Paul L. Joskow	26,077,335	3,798,230
Kenneth R. Leibler	26,270,558	3,604,907
George Putnam, III	28,799,714	1,075,751
Robert L. Reynolds	26,295,517	3,579,948
Manoj P. Singh	28,171,596	1,703,869
Mona K. Sutphen	28,719,687	1,155,778

All tabulations are rounded to the nearest whole number.

Master Intermediate Income Trust 127

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

128 Master Intermediate Income Trust

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Master Intermediate Income Trust 129

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

130 Master Intermediate Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Master Intermediate Income Trust 131

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

132 Master Intermediate Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Independent Registered	Governance, Assistant Clerk,	Stephen J. Tate
Public Accounting Firm	and Assistant Treasurer	Vice President and
PricewaterhouseCoopers LLP		Chief Legal Officer
	Michael J. Higgins	Mark C. Trenchard
	Vice President, Treasurer,	Vice President
and Clerk

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2021	$140,883	$ —	$12,677	$ —
Septebmer 30, 2020	$121,982	$ —	$12,678	$ —

For the fiscal years ended September 30, 2021 and September 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $277,576 and $358,520 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2021	$ —	$264,899	$ —	$ —
September 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Risk Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Risk of the fund’s Board of Trustees is composed of the following persons:

Ravi Akhoury

Katinka Domotorffy

Catharine Bond Hill

Paul L. Joskow

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of The Putnam Funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, the guidelines are applied with discretion, and there may be instances when the funds do not vote in strict adherence to them. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proposals that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis because they appear to involve unusual or controversial issues or because they are company-specific and of a non-routine nature. In addition, in interpreting the funds’ proxy voting guidelines, the Trustees of The Putnam Funds are mindful of emerging best practices in the areas of corporate governance, environmental stewardship and sustainability, and social responsibility. Recognizing that these matters may, in some instances, bear on investment performance, they may from time to time be considerations in the funds’ voting decisions.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In these instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referred proposals under the funds’ Proxy Voting Procedures. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of The Putnam Funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meeting, so that the funds may vote at the meeting.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS[1]

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

1 The guidelines in this section apply to proposals at U.S. companies. Please refer to Section III, Voting Shares of Non-U.S. Issuers, for additional guidelines applicable to proposals at non-U.S. companies.

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 15 members or fewer than five members, absent special circumstances, or

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings.

►	The funds will withhold votes from the entire board of directors if the board has adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year, except that the Funds will vote on a case-by-case basis regarding the board of directors in the case of narrowly-tailored shareholder rights plans with suitable restrictions, such as a limited duration and an appropriate purpose.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	In light of the funds’ belief that companies benefit from diversity on the board, the funds will withhold votes from the chair of the nominating committee if:

•	there are no women on the board, or

•	in the case of a board of seven members or more, there are fewer than two women on the board, or

•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last five years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees, or service as an employee or executive of the company),

•	who attends fewer than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.) (if the director attendance disclosure does not explain the absences, or is otherwise inadequate, the funds will also withhold votes from the chair of the governance committee),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than four unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

•	who serves as an executive officer of any public company (“home company”) while serving on more than two public company boards other than the home company board (the funds will withhold votes from the nominee at each company where the funds are shareholders; in addition, if the funds are shareholders of the executive’s home company, the funds will withhold votes from members of the home company’s governance committee), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last five years accepted directly or indirectly any fee from the company other than in his or her capacity as a member of the board of directors or any board committee (e.g., investment banking, consulting, legal, or financial advisory fees, or fees for service as an employee or executive of the company). The funds’ Trustees believe that the recent (i.e., within the last five years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Board diversity: The funds’ Trustees believe that a company benefits from diversity on the board, including diversity with respect to gender, ethnicity, race, and experience. The Trustees are sensitive to the need for a variety of backgrounds among board members to further creative and independent thought during board deliberations. The Trustees expect company boards to strive for diversity in membership and to clearly explain their efforts and goals in this regard.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a public company and on the boards of more than two unaffiliated public companies. The funds may also withhold votes from directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders.

Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board, or if a board of directors permits an executive to serve on an excessive number of public company boards. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests. The Trustees are similarly concerned that adopting (or renewing or modifying) a shareholder rights plan, without shareholder approval, may reflect a disregard for shareholder interests. However, the Trustees recognize that shareholder rights plans may benefit shareholders in some circumstances, such as plans that are narrowly-tailored to provide limited protections during the COVID-19 pandemic or plans that are calibrated to protect a company’s valuable tax assets.

Material failures of risk oversight, including poor risk oversight of environmental and social matters, may also be evidence of a failure to observe good corporate governance practices. As a general matter, when assessing the quality of a company’s overall governance, the funds may take into account factors related to board diversity, including disclosure relating to the board’s skills, whether the board’s definition of diversity refers to gender, race, and/or ethnic diversity, and whether the board has adopted a policy requiring women and racial or ethnic minorities to be included in the initial list of candidates from which new director nominees are selected. The funds’ Trustees also believe that board refreshment is needed periodically to provide the board with new skills and viewpoints and to help the board develop innovative ideas that will benefit the company. The Trustees support routine director evaluations and believe that the results of these evaluations and the board’s assessment of its current strengths and needs should inform the board’s decisions with respect to changing its composition.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, except that:

►	The funds will vote on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	The funds will vote against stock option plans with evergreen features providing for automatic share replenishment.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), unless the funds’ proxy voting service has recommended a vote against the proposal, in which case the funds will vote on a case-by-case basis on the proposal; and

►	The funds will vote for proposals to hold votes regarding a company’s executive compensation program (“say on pay”) annually.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or

•	the plan’s performance criteria is undisclosed, or

•	the funds’ proxy voting service has recommended a vote against the plan.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, evergreen provisions, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) The funds support proposals providing for annual votes regarding a company’s executive compensation program, so that shareholders have an opportunity to hold companies accountable for their programs more frequently. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock, except that the funds will evaluate such proposals on a case-by-case basis if they relate to a specific transaction or to common stock with special voting rights.

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs, except that the funds will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger, or reorganization), the authorization or issuance of preferred stock, or the authorization of share repurchase programs that have the potential to facilitate abusive practices. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination. One such consideration is the funds’ belief that, as a general matter, common shareholders should have equal voting rights. With respect to proposals authorizing share repurchase programs, potentially abusive practices may involve programs that allow insiders’ shares to be repurchased at a higher price than the price that would be received in an open-market sale, using a share repurchase program to manipulate metrics for incentive compensation, or engaging in greenmail or repurchases that may impact a company’s long-term viability.

Acquisitions, Mergers, Reincorporations, Reorganizations, and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, especially an offshore jurisdiction.

Anti-Takeover Measures

Some proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include adopting, renewing, or making a material adverse modification (such as by introducing a “deadhand” or “slowhand” feature that restricts a board’s ability to terminate the plan) to a shareholder rights plan (or “poison pill”), requiring supermajority voting on particular issues, adopting fair price provisions, issuing blank check preferred stock, and creating a separate class of stock with disparate voting rights. These proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances (for example, to preserve net operating losses or potentially in other limited circumstances), and accordingly the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proposals seek approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote on a case-by-case basis on proposals providing for virtual-only shareholder meetings.

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals or adopting exclusive forum provisions), board-approved proposals that conflict with shareholder proposals, and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. However, the funds view proposals allowing virtual shareholder meetings, even if they require a charter or bylaw amendment, as routine, and will support these proposals, as long as the proposal does not preclude in-person meetings and does not otherwise limit or impair shareholder participation. While the funds are watchful for meeting protocols that may disenfranchise shareholders, the funds are sympathetic to the desire for virtual-only meetings during the COVID-19 pandemic and would be sympathetic in other appropriate circumstances. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships (including inappropriately one-sided dispute resolution procedures), and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents, except that the funds will vote on a case-by-case basis on such proposals at controlled companies (companies in which an individual or a group voting collectively holds a majority or dominant share of the voting interest).

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans (poison pills).

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote on a case-by-case basis on shareholder proposals related to environmental and social initiatives, except that the funds will vote for shareholder proposals that seek reasonable disclosure related to directors’ skills, reasonable disclosure regarding a company’s efforts to promote diversity on the board, and reasonable disclosure regarding data on a company’s workforce diversity, such as a company’s responses to its Equal Employment Opportunity Commission Employer Information Report (the “EEO-1 survey”), unless the company already provides appropriate disclosure addressing the issue.

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

There are some types of proposals that the funds will evaluate on a case-by-case basis in any event. For example, when shareholder proposals conflict with board-approved approvals, the funds will generally evaluate both proposals on a case-by-case basis, considering the materiality of the differences between the proposals, the benefits to shareholders from each proposal, and the strength of the company’s corporate governance, among other factors, in determining which proposal to support. In addition, the funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals. The funds will be more likely to vote for shareholder proposals calling for the separation of the roles of the chief executive and chair of the board if the company has a non-independent board, non-independent directors on the nominating, compensation or audit committees, or a weak lead independent director role, or if the board has not worked toward addressing material risks to the company, has chosen not to intervene when management interests conflict with shareholder interests, or has had other material governance failures. Furthermore, the funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings, taking into account the scope and rationale of the proposal and the extent to which the company’s previous meeting practices have raised concerns.

While the funds will also consider shareholder proposals relating to proxy access on a case-by-case basis, the funds will generally vote in favor of market-standard proxy access proposals (for example, proxy access proposals allowing a shareholder or group of up to 20 shareholders holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board). The funds believe that shareholders meeting these criteria generally have demonstrated a sufficient interest in the company that they should be granted access to a company’s proxy materials to include their nominees for election alongside the company’s nominees.

The funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. (For proposals to eliminate supermajority vote requirements at companies in which an individual shareholder or a group voting collectively holds a majority or dominant share of the voting interest, the funds vote on a case-by-case basis, taking into account the interests of minority shareholders.) The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees recognize the importance of environmental and social responsibility. In evaluating shareholder proposals with respect to environmental and social initiatives (including initiatives related to climate change and pay equity with respect to gender, race, or ethnicity), the funds will take into account the relevance of the proposal to the company’s business and the practicality of implementing the proposal, including the impact on the company’s business activities, operations, and stakeholders. The funds will generally vote for proposals calling for reasonable study or reporting relating to climate change matters that are clearly relevant to the company’s business activities, taking into consideration, when appropriate, the company’s current publicly available disclosure and the company’s level of disclosure and oversight of climate change matters relative to its industry peers. For shareholder proposals calling for reports related to other social issues, such as workplace sexual harassment or a company’s use of mandatory arbitration on employment-related claims, the funds will take into account a company’s current policies and practices, the company’s level of disclosure of its policies and practices relative to its peers, and any controversy faced by the company regarding the issue subject to the proposal. With respect to shareholder proposals related to diversity initiatives, the funds will assess the proposals in a manner that is broadly consistent with the funds’ approach to holding the chair of a board’s nominating committee directly accountable for diversity on the board and will support reasonable requests for disclosure related to directors’ skills and efforts to promote diversity on the board. As the Trustees also believe that a company benefits from diversity throughout the organization, the funds will support reasonable requests for disclosure regarding data on a company’s workforce diversity, including a company’s responses to its EEO-1 survey, which provides employment data by race and ethnicity, gender, and job category.

With respect to shareholder proposals related to age or term limits, the funds will take into account similar factors as considered by the funds when holding the chair of the nominating committee directly accountable for a lack of board refreshment. The funds recognize that age and term limits can be beneficial or counterproductive, depending on the board and on the facts and circumstances.

The funds’ Trustees believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, Indonesia, Philippines, Taiwan, and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent,

•	fewer than one-third of the directors, including employee shareholder representatives, are independent,

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors (does not apply to Finland, Iceland, Norway, or Sweden).

Commentary: Within Europe, the median level of board independence varies significantly by country. An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company. The funds will withhold votes from the full board of directors for boards that have not reached a minimum threshold for independence. As the funds recognize that employee shareholder representatives are less likely to be independent, the funds will vote against all nominees if fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent, or if fewer than one-third of the directors, including employee shareholder representatives, are independent.

Finland, Iceland, Norway, and Sweden

►	The funds will vote for proposals to elect or appoint a nomination committee that consists mainly of members who are independent of both the board of directors and the company’s executives (in particular, there should be no more than one director, and no executive personnel, on the committee), except that the funds will vote on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: As an example, the Norwegian Code of Practice for Corporate Governance (the “Code”) states that the majority of the nomination committee should be independent of the board of directors and executive personnel. It also notes that no more than one member of the nomination committee should be a member of the board of directors and that the nomination committee should not include the company’s chief executive or any other executive personnel. According to the Code’s “comply or explain” principle, any issuer that does not comply with the Code must provide disclosure justifying its deviation from the Code’s requirements and explaining its alternative solution.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors[2] for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established an audit committee board structure, the funds will withhold votes from the entire board of directors if

•	the board does not have at least two outside directors,

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	For companies that have established a statutory auditor board structure, the funds will withhold votes from the entire board of directors if

•	the board does not have at least two outside directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

•	the board does not have at least two independent directors for companies with a controlling shareholder.

2 A co-opted director is an individual appointed to the board by incumbent directors to replace a director who was elected by directors but who leaves the board (through resignation or death) before the end of his or her term.
►	For companies that have established a statutory auditor board structure, the funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Companies may adopt a traditional statutory auditor board structure (i.e., a board of directors and a board of statutory corporate auditors), a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees), or an audit committee board structure (i.e., a board of directors and an audit committee of the board with supervisory functions). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. The Japanese Companies Act specifies a number of standards that must be met for a director to qualify as an “outside director.” An “outside director” is an “independent director” if the independence criteria of securities exchanges is satisfied and the company determines that they have no possible conflicts of interest with its shareholders, according to Japan’s Corporate Governance Code. Japan’s Corporate Governance Code encourages listed companies to appoint at least two independent directors. The Japanese Companies Act requires that listed companies have at least one outside director or explain why appointing an outside director would be inappropriate. The funds support increased oversight of companies in Japan by independent directors.

Korea

►	The funds will withhold votes from the entire board of directors if

•	for large companies, the board does not have at least three independent directors or less than a majority of the directors are independent directors,

•	for small companies, fewer than one-fourth of the directors are independent directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

►	The funds will withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, “large companies” have at least KRW 2 trillion in assets, while “small companies” have less than this amount. In determining whether a director is an outside director, the funds will also apply the standards included in Article 382–3 of the Korean Commercial Code (i.e., no employment relationship with the company within the last two years, no director or employment relationship with the company’s largest shareholder, etc.). In determining whether a director is independent, the funds will also consider other relationships that would affect the independence of an outside director. While companies may meet regulatory and listing exchange requirements with respect to the board’s outside directors, the funds may nevertheless withhold votes from the entire board of directors in certain circumstances if the funds do not believe a sufficient number of directors is independent.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

India and Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	(Singapore only) the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	(Singapore only) the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in Regulation 16(1)(b) of the Securities Exchange Board of India (SEBI) Listing Obligations and Disclosure Regulations (LODR) 2015 and Section 149(6) of the Companies Act 2013 or the Singapore Code of Corporate Governance, Guideline 2.3, as applicable. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; if there is no management or board-sponsored slate of nominees, the funds will support the shareholder slate of nominees that is recommended for approval by the funds’ proxy voting service.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate, if there is one.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted February 25, 2021

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service, and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proposal needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds will vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by the Proxy Voting Director, independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies and the preparation of reports, including annual reports of proxy voting records on Form N-PX. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees.

The proxy voting service will refer proposals to the Proxy Voting Director for instructions if: (1) the application of the proxy voting guidelines is unclear; (2) a particular proposal is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proposals that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service and other firms also furnish the funds with proxy voting research reports.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees (the Trustees’ independent administrative staff), assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director deals directly with the proxy voting service, conducting periodic due diligence on the proxy voting service and its implementation of the funds’ proxy voting guidelines. In the case of proposals that the proxy voting service refers to the Proxy Voting Director for voting instructions, the Proxy Voting Director, following the procedures discussed below (“Voting procedures for referred proposals”), is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proposal in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives. In addition, if a company files additional solicitation materials before the company’s vote submission deadline, the Proxy Voting Director may be notified by a representative of the company or by the proxy voting service. To the extent practicable, the Proxy Voting Director will consider additional solicitation materials that are filed sufficiently in advance of the submission deadline and that could reasonably be expected to affect the funds’ vote.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds’ proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds’ proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds’ proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds’ website.

Voting procedures for referred proposals

As discussed above, the proxy voting service will refer proposals to the Proxy Voting Director for voting instructions under certain circumstances. Unless the referred proposal involves investment considerations (i.e., the proposal might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management’s investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

The Proxy Voting Director will refer proposals that involve investment considerations, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referred proposals. In connection with each proposal referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referred proposals. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referred proposal with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proposals that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will generally not refer proposals in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee and taking into account proxy voting research reports as appropriate, will generally determine how the funds will vote on these questions.

In some situations, the Proxy Voting Director may determine that a particular proposal raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proposal to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a vote or that is actively lobbying for a particular outcome of a vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referred proposal shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each proposal referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referred proposal that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referred proposal not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised most recently on February 25, 2021.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report. Effective June 30, 2021, D. William Kohli retired from Putnam Investments.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

Michael Salm	2011	Putnam Management 1997 – Present	Chief Investment Officer of Fixed Income Previously, Co-Head Fixed Income
Michael Atkin	2007	Putnam Management 1997 – Present	Head of Macro and Sovereign Credit Previously, Portfolio Manager
Albert Chan	2020	Putnam Management 2002 – Present	Head of Portfolio Construction, Fixed Income Previously, Portfolio Manager, Analyst
Robert Davis	2017	Putnam Management 1999 – Present	Portfolio Manager Previously, Analyst
Brett Kozlowski	2017	Putnam Management 2008 – Present	Co-Head of Structured Credit, Fixed Income Previously, Portfolio Manager
Paul Scanlon	2005	Putnam Management 1999 – Present	Co-Head of Corporate and Tax-exempt Credit, Fixed Income Previously, Co-Head Fixed Income

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Michael Salm	32*	$26,339,100,000	36	$12,653,200,000	20**	$4,234,600,000
Michael Atkin	5	$2,883,800,000	5	$2,689,700,000	7**	$1,194,800,000
Paul Scanlon	21*	$8,285,400,000	25	$10,317,300,000	29	$10,947,000,000
Brett Kozlowski	21***	$11,223,200,000	20	$7,794,900,000	12	$2,941,500,000
Rob Davis	8****	$3,056,900,000	9	$2,681,700,000	15**	$1,203,100,000
Albert Chan	15*****	$7,118,000,000	13	$2,397,300,000	5	$452,000,000

*	2 accounts, with total assets of $615,500,000 pay an advisory fee based on account performance.
**	1 account, with total assets of $526,500,000 pay an advisory fee based on account performance.
***	2 accounts, with total assets of $2,639,900,000 pay an advisory fee based on account performance.
****	1 accounts, with total assets of $167,400,000 pay an advisory fee based on account performance.
*****	3 account, with total assets of $3,088,000,000 pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by Putnam Management with similar strategies in those products’ Lipper categories. This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers — Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-	$10,001-	$50,001-	$100,001-	$500,001-	$1,000,001
			$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Michael Atkin	2021	*
	2020	*
Robert Davis	2021	*
	2020	*
Brett Kozlowski	2021	*
	2020	*
Michael Salm	2021	*
	2020	*
Albert Chan	2021	*
	2020	*
Paul Scanlon	2021	*
	2020	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 – October 31, 2020	—	—	—	5,122,767
November 1 – November 30, 2020	—	—	—	5,122,767
December 1 – December 31, 2020	52,112	$4.17	52,112	5,070,655
January 1 – January 31, 2021	—	—	—	5,070,655
February 1 – February 28, 2021	1,861	$4.22	1,861	5,068,794
March 1 – March 31, 2021	—	—	—	5,068,794
April 1 – April 30, 2021	—	—	—	5,068,794
May 1 – May 31, 2021	—	—	—	5,068,794
June 1 – June 30, 2021	—	—	—	5,068,794
July 1 – July 31, 2021	—	—	—	5,068,794
August 1 – August 31, 2021	—	—	—	5,068,794
September 1 – September 30, 2021	—	—	—	5,068,794

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2020, which was in effect between October 1, 2020 and September 30, 2021, allowed the fund to repurchase up to 5,122,767 of its shares. The program renewed by the Board in September 2021, which is in effect between October 1, 2021 and September 30, 2022, allows the fund to repurchase up to 5,118,668 of its shares.

**	Information prior to October 1, 2020 is based on the total number of shares eligible for repurchase under the program, as amended through September 2019. Information from October 1, 2020 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2020.

In September 2021, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021).

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 24, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 24, 2021